UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor San Francisco, CA	94104
(Address of principal executive offices)	(Zip code)

Thomas M. Mistele, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2008

Date of reporting period: JUNE 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following are the June 30, 2008 semi-annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of five series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge & Cox Balanced Fund and Dodge & Cox Income Fund. The reports of each series were transmitted to their respective shareholders on August 11, 2008.

Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of June 30, 2008, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

06/08 SF SAR       Printed on recycled paper

2008

Semi-Annual Report

June 30, 2008

Stock Fund

ESTABLISHED 1965

TICKER:  DODGX

TO OUR SHAREHOLDERS

The Dodge & Cox Stock Fund had a total return of -15.9% for the six months ending June 30, 2008, compared to a total return of -11.9% for the Standard & Poor’s 500 Index (S&P 500). Longer-term results can be found on page four. As of June 30, the Fund had net assets of $52.5 billion with a cash position of 1.5%.

The Fund’s recent performance was its weakest semi-annual period since 1974. It is among the Fund’s worst performing periods relative to the S&P 500 since 1998. During the last six months, 25 stocks, representing nearly a third of the Fund’s net assets, were down 20% or more. In spite of these dramatic negative returns, we remain optimistic about the long-term prospects for each of the Fund’s current holdings, because we continue to apply the same investment approach that has successfully guided us through similarly challenging periods in the past. The hallmarks of this investment approach include: 1) a three-to-five year horizon, 2) fundamental research of each individual company’s earnings and cash flow prospects relative to its current stock valuation and 3) the importance of a well diversified portfolio.

INVESTMENT STRATEGY

The economy slowed to a crawl in the first half of 2008, and we are now facing greater economic uncertainty than the U.S. has experienced in some time, in addition to extreme volatility in the capital markets. Below, we discuss two major economic concerns—the housing market and oil prices—that have had an impact on the Fund’s performance and have influenced our investment strategy, and highlight three sectors of emphasis: Financials, Energy and Health Care.

Decline in Housing Prices The disastrous subprime mortgage market has led to increased financial distress and a severe credit crisis. Home values have continued to weaken and, as a result, financial intermediaries have tightened credit standards. This increases the risk of further economic slowdown because rising home values had been supporting higher levels of consumer spending. At the same time, interest rates remain at reasonable levels, roughly 1.2 million new families are formed each year and the affordability of homes has improved. The supply of homes in the U.S.

currently exceeds demand nationwide, yet in many regional markets supply is declining, and defaults are slowing. While the immediate outlook remains uncertain, we believe that constrained supply and increased demand due to dramatic price declines are preparing the housing market for longer-term stabilization.

Increase in Oil Prices Oil prices finished the second quarter at $140/barrel. Some Wall Street analysts forecast $200/barrel, using recent supply-demand trends such as the fact that the emerging markets have consumed the majority of the incremental energy production over the last five years. Some of these governments (including China and India) subsidize energy sold domestically (supporting demand); importantly, the continuation of these subsidies is in question. Furthermore, we believe that the higher price is stimulating additional exploration and production (increasing supply) as well as stimulating conservation, substitution and innovation (reducing demand). Consequently, we are doubtful that the price of oil will continue its upward ascent going forward.

With the decline in housing prices and increase in oil prices, investors have been appropriately concerned about the short-term earnings from consumer-related and Finance companies and enthusiastic about the current earnings from the Energy sector. However, we remain skeptical that the good news for Energy and the bad news for Financials will remain static. The combination of long-term profit cycles and today’s valuations leads us to believe that compelling investment returns will be increasingly difficult for Energy companies, and that returns are likely to be more attractive in the Financials sector.

This contrarian approach to investing has served us well through many market cycles—although we have often been early in the past, as we have been so far this year.

FINANCIALS

The largest detractor from the Fund’s results in the first half of the year was the performance of its Financials holdings, which were down 36% compared to down 30% for those in the S&P 500. As of June 30, 2008, 17% of the Fund’s assets were invested in Financials, compared with 14% of the S&P 500. As recently as year end 2006, the

PAGE 1 ▪ DODGE & COX STOCK FUND

Fund held 14% in this sector compared with 22% of the S&P 500. We have selectively expanded the Fund’s Financials weighting because in our opinion their valuations have declined more than their underlying long-term fundamentals have deteriorated. For instance, in the face of recent stock price declines we have added to positions in American International Group (AIG) (down 54% through June 30) and Wachovia Bank (down 58%) and started a new position in Fannie Mae in the first quarter. As the credit crisis has unfolded, we acknowledge that the fundamental challenges to these companies are significant, but that the write-offs of bad loans have coincided with significant capital being raised. Further, improved profitability for the banks and insurers able to continue to write business has demonstrated that “Financials” is not a homogeneous industry. Wells Fargo and Fannie Mae, for example, appeared to profitably increase their market share during this period.

ENERGY

The Fund’s underweight position in the Energy sector—the best performing area of the market (up 9%) during the first six months—hurt relative performance. As of June 30, 9% of the Fund was invested in this sector, compared with 16% for the S&P 500. In contrast, eight years ago 12% of the Fund was in Energy compared to 5% of the S&P 500. From 1998 to 2000, the price of oil doubled from $15 to $30/barrel. Since 2000, it is up by more than 400%. Energy stocks remain at reasonable valuations as measured by their price-to-earnings ratios, with the integrated producers selling at substantial discounts to the overall market and the oil service companies selling at modest premiums. However, the integrated producers face significant cost pressures and less reliable supply, so sustaining earnings at current prices will be a significant challenge going forward.

HEALTH CARE

While Financials and Energy stocks have dominated the headlines and have had the largest impact on performance year-to-date, Health Care also detracted from recent results, but is considerably less sensitive to the consumer credit cycle discussed above. Our enthusiasm about the long-term prospects for Health Care is evidenced by the Fund’s significant investment in this area.

In the first six months, the Fund’s Health Care stocks were down 15% compared to a 13% decline for those in the S&P 500. Health Care represents 22% of the Fund compared to 12% of the S&P 500, exacerbating the weak relative results. One of the largest segments of the U.S. economy—approximately 15% of GDP—Health Care is experiencing a number of challenges including pricing pressure, patent expirations of branded pharmaceuticals, increased scrutiny from regulators and concerns about research productivity. Due to these concerns, valuations for both Pharmaceutical and Health Care Services companies now stand at ten-year lows.

Over the last eight years, we have increased the Fund’s Pharmaceuticals exposure from 2% to 14%, while Pharmaceuticals as a percentage of the S&P 500 have decreased from 12% to less than 7%. The Fund holds six multinational companies (e.g., Novartis, Sanofi-Aventis, GlaxoSmithKline) which collectively spend more than $30 billion annually (approximately 16% of their revenues) on research and development. Although recent R&D efforts have disappointed, we believe innovation will accelerate, and the pace of product approval will increase in the years ahead. We also believe that emerging economies will consume more pharmaceuticals in the future as payment plans develop and rising standards of care expand to the millions who are not currently receiving treatment. Pharmaceutical companies also have meaningful cost-cutting opportunities, strong balance sheets and high free cash flow. With technology increasing the range of treatments and expectations for future growth at very low levels, we believe these are attractive investments.

Health Care Services companies are also under price pressure and exposed to the risk of a changing regulatory environment. Two of the Fund’s largest investments in this area, WellPoint and UnitedHealth, provide managed care to approximately 65 million of the 250 million insured Americans. Given their dominant positions, we believe that these companies will continue to play a critical role in arranging the needs of consumers and providers (hospitals, doctors and pharmaceutical and medical device companies) going forward. At price-to-earnings ratios of 9.5 times their 2008 estimated earnings, investors are anticipating a significant downturn

DODGE & COX STOCK FUND ¡	PAGE	2

in profitability. Our view is more optimistic based on the distinct capabilities of these providers and the high barriers to entry in this business.

IN CLOSING

In our experience, the best opportunities for long-term investors can often be found when short-term uncertainty is the greatest and long-term outcomes are unclear. We believe that now is such an opportunity for the long-term investor. As fellow investors in the Fund, all of us at Dodge & Cox continue to diligently apply our time-tested investment approach as we seek to achieve the Fund’s objective.

While the markets remain volatile, we thank you for your continued confidence in our firm as a shareholder in the Dodge & Cox Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Kenneth E. Olivier, President

August 7, 2008

PERFORMANCE REVIEW

Key Detractors from Results

¡

Weak returns from Financials holdings (down 36% versus down 30% for the S&P 500 sector) hurt relative and absolute performance. In particular, Wachovia (down 58%) and AIG (down 54%) were notable detractors, along with Citigroup (down 42%) and Capital One (down 18%).

¡

In spite of comparable relative returns for Energy holdings (up 10% versus up 9% for the S&P 500 sector), the lower average weighting (9% versus 16% for the S&P 500 sector) detracted from relative results. Occidental Petroleum (up 18%), Schlumberger (up 10%) and Baker Hughes (up 8%) were particularly strong.

¡	The Fund’s holdings underperformed the S&P 500 in Information Technology (down 17% versus down 13% for the S&P 500 sector). Motorola (down 54%) lagged notably.
¡	Significant detractors included News Corp. (down 26%), Sony (down 19%) and health care companies WellPoint (down 46%) and Sanofi-Aventis (down 25%).

Key Contributors to Results

¡	Strong relative returns from Consumer Staples holdings were beneficial. Led by Wal-Mart Stores (up 19%), the Fund’s holdings gained 13%, while the S&P 500 sector declined 7%.
¡	Relative returns were helped by the Fund’s underweighting of weak-performing Telecommunication Services (2% versus 3%) and Industrials (5% versus 11%).
¡

Significant contributors included Electronic Data Systems (up 18%), Matsushita (up 6%) and the Fund’s largest holding Comcast (up 4%). Health care companies Wyeth (up 10%), Covidien (up 9%) and Novartis (up 4%) were also notable contributors.

PAGE 3 ▪ DODGE & COX STOCK FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 1998

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2008

	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	–21.43%	9.29%	8.62%	12.50%
S&P 500	–13.10	7.58	2.89	10.44

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Standard & Poor’s 500 (S&P 500) is a broad-based unmanaged measure of common stocks. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2008	Beginning Account Value 1/1/2008	Ending Account Value 6/30/2008	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$841.30	$2.38
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.28	2.61
*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees)

DODGE & COX STOCK FUND ▪ PAGE 4

FUND INFORMATION	June 30, 2008

GENERAL INFORMATION
Net Asset Value Per Share	$111.33
Total Net Assets (billions)	$52.5
Expense Ratio (1/1/08 to 6/30/08, annualized)	0.52%
Portfolio Turnover Rate (1/1/08 to 6/30/08, unannualized)	20%
30-Day SEC Yield(a)	1.92%
Fund Inception	1965
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 22 years.

PORTFOLIO CHARACTERISTICS	Fund	S&P 500
Number of Stocks	81	500
Median Market Capitalization (billions)	$19	$11
Weighted Average Market Capitalization (billions)	$65	$90
Price-to-Earnings Ratio(b)	11.8x	15.7x
Foreign Stocks(c)	19.5%	0.0%

TEN LARGEST HOLDINGS(d)	Fund
Comcast Corp.	4.5%
Hewlett-Packard Co.	4.5
Wachovia Corp.	3.2
Novartis AG (Switzerland)	3.1
Time Warner, Inc.	2.9
Wal-Mart Stores, Inc.	2.8
Sony Corp. (Japan)	2.8
Sanofi-Aventis (France)	2.7
GlaxoSmithKline PLC (United Kingdom)	2.7
News Corp.	2.6

ASSET ALLOCATION

SECTOR DIVERSIFICATION	Fund	S&P 500
Health Care	21.5%	11.9%
Consumer Discretionary	20.9	8.1
Financials	16.9	14.3
Information Technology	16.3	16.4
Energy	9.1	16.2
Industrials	5.2	11.1
Materials	3.6	3.9
Consumer Staples	3.2	10.8
Telecommunication Services	1.8	3.3
Utilities	0.0	4.0

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

PAGE 5 ▪ DODGE & COX STOCK FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2008

COMMON STOCKS: 98.5%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 20.9%
AUTOMOBILES & COMPONENTS: 1.3%
Ford Motor Co.(a)	79,288,699	$381,378,642
General Motors Corp.(c)	28,957,700	333,013,550

		714,392,192
CONSUMER DURABLES & APPAREL: 5.1%
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	54,991,247	1,177,912,511
Sony Corp. ADR(b) (Japan)	33,229,550	1,453,460,517
Thomson ADR(a),(b) (France)	5,988,000	30,778,320

		2,662,151,348
MEDIA: 11.2%
Comcast Corp., Class A(c)	125,757,632	2,385,622,279
DISH Network Corp., Class A(a)	7,145,670	209,225,218
Interpublic Group of Companies, Inc.(a),(c)	23,823,000	204,877,800
Liberty Capital, Series A(a)	511,710	7,368,624
Liberty Entertainment, Series A(a)	4,046,840	98,054,933
Liberty Global, Inc., Series A(a)	962,707	30,257,881
Liberty Global, Inc., Series C(a)	1,569,640	47,654,270
News Corp., Class A	92,644,426	1,393,372,167
Time Warner, Inc.	101,407,500	1,500,831,000

		5,877,264,172
RETAILING: 3.3%
CarMax, Inc.(a)	7,801,300	110,700,447
Genuine Parts Co.	5,121,488	203,220,644
Home Depot, Inc.	26,216,700	613,995,114
Liberty Interactive, Series A(a)	21,698,975	320,276,871
Macy’s, Inc.	12,580,170	244,306,901
The Sherwin-Williams Co.	5,600,300	257,221,779

		1,749,721,756

		11,003,529,468
CONSUMER STAPLES: 3.2%
FOOD & STAPLES RETAILING: 3.2%
Wal-Mart Stores, Inc.	26,425,362	1,485,105,345
Walgreen Co.	6,014,375	195,527,331

		1,680,632,676
ENERGY: 9.1%
Baker Hughes, Inc.	9,746,294	851,241,318
Chevron Corp.	10,412,317	1,032,172,984
ConocoPhillips	5,155,050	486,585,170
Occidental Petroleum Corp.	10,103,400	907,891,524
Royal Dutch Shell PLC ADR(b) (United Kingdom)	7,317,864	586,234,085
Schlumberger, Ltd.	8,560,512	919,655,804

		4,783,780,885

	SHARES	VALUE
FINANCIALS: 16.9%
BANKS: 6.8%
Fannie Mae	39,482,595	$770,305,428
HSBC Holdings PLC ADR(b) (United Kingdom)	5,491,050	421,163,535
Wachovia Corp.	107,365,622	1,667,388,110
Wells Fargo & Co.	28,940,000	687,325,000

		3,546,182,073
DIVERSIFIED FINANCIALS: 5.2%
Capital One Financial Corp.(c)	26,304,011	999,815,458
Citigroup, Inc.	47,108,800	789,543,488
Credit Suisse Group AG ADR(b) (Switzerland)	4,900,400	222,037,124
Legg Mason, Inc.	4,354,000	189,703,780
SLM Corp.(a),(c)	27,366,682	529,545,297

		2,730,645,147
INSURANCE: 4.9%
AEGON NV(b) (Netherlands)	27,820,378	364,725,155
American International Group, Inc.	50,778,487	1,343,598,766
Genworth Financial, Inc., Class A	7,898,300	140,668,723
Loews Corp.	4,210,100	197,453,690
The Travelers Companies, Inc.	12,499,409	542,474,351

		2,588,920,685

		8,865,747,905
HEALTH CARE: 21.5%
HEALTH CARE EQUIPMENT & SERVICES: 7.7%
Boston Scientific Corp.(a)	43,739,300	537,555,997
Cardinal Health, Inc.(c)	22,659,850	1,168,795,063
Covidien, Ltd.	12,157,450	582,220,281
Health Management Associates, Inc.(a),(c)	15,315,300	99,702,603
UnitedHealth Group, Inc.	18,436,400	483,955,500
WellPoint, Inc.(a)	24,393,843	1,162,610,557

		4,034,840,001
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 13.8%
Amgen, Inc.(a)	21,506,600	1,014,251,256
GlaxoSmithKline PLC ADR(b) (United Kingdom)	32,038,300	1,416,733,626
Novartis AG ADR(b) (Switzerland)	29,584,700	1,628,341,888
Pfizer, Inc.	60,194,204	1,051,592,744
Sanofi-Aventis ADR(b) (France)	42,719,900	1,419,582,277
Wyeth	14,850,500	712,229,980

		7,242,731,771

		11,277,571,772

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2008

COMMON STOCKS (continued)

	SHARES	VALUE
INDUSTRIALS: 5.2%
CAPITAL GOODS: 3.1%
General Electric Co.	35,181,600	$938,996,904
Koninklijke Philips Electronics NV(b) (Netherlands)	4,156,900	140,503,220
Masco Corp.	8,599,400	135,268,562
Tyco International, Ltd.	9,822,350	393,286,894

		1,608,055,580
COMMERCIAL SERVICES & SUPPLIES: 0.3%
Pitney Bowes, Inc.	4,539,950	154,812,295

TRANSPORTATION: 1.8%
FedEx Corp.	12,047,400	949,214,646

		2,712,082,521
INFORMATION TECHNOLOGY: 16.3%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.7%
Maxim Integrated Products, Inc.(c)	19,200,000	406,080,000

SOFTWARE & SERVICES: 4.3%
BMC Software, Inc.(a),(c)	8,632,515	310,770,540
Cadence Design Systems, Inc.(a),(c)	14,604,200	147,502,420
Citrix Systems, Inc.(a)	8,023,622	235,974,723
Computer Sciences Corp.(a),(c)	14,655,230	686,450,973
Compuware Corp.(a),(c)	22,073,112	210,577,489
EBay, Inc.(a)	21,763,800	594,804,654
Synopsys, Inc.(a)	2,739,279	65,496,161

		2,251,576,960
TECHNOLOGY, HARDWARE & EQUIPMENT: 11.3%
Hewlett-Packard Co.	53,593,008	2,369,346,884
Hitachi, Ltd. ADR(b) (Japan)	10,344,400	741,486,592
Kyocera Corp. ADR(b) (Japan)	3,530,500	332,043,525
Molex, Inc.	2,300,000	56,143,000
Molex, Inc. , Class A	8,684,630	198,964,873
Motorola, Inc.(c)	151,977,011	1,115,511,261
Sun Microsystems, Inc.(a)	4,554,138	49,549,021
Tyco Electronics, Ltd.	11,587,250	415,055,295
Xerox Corp.(c)	46,618,000	632,140,080

		5,910,240,531

		8,567,897,491
MATERIALS: 3.6%
Cemex SAB de CV ADR(b) (Mexico)	11,532,572	284,854,528
Domtar Corp.(a)	16,402,600	89,394,170
Dow Chemical Co.	31,460,445	1,098,284,135
Rohm and Haas Co.	5,889,400	273,503,736
Vulcan Materials Co.	2,122,700	126,895,006

		1,872,931,575
TELECOMMUNICATION SERVICES: 1.8%
Sprint Nextel Corp.	101,632,739	965,511,021

		965,511,021

TOTAL COMMON STOCKS (Cost $54,556,204,422)		51,729,685,314

SHORT-TERM INVESTMENTS: 1.2%

	PAR VALUE	VALUE
MONEY MARKET FUND: 0.1%
SSgA Prime Money Market Fund	$52,425,717	$52,425,717

REPURCHASE AGREEMENT: 1.1%
Fixed Income Clearing Corporation(d) 2.20%, 7/1/08, maturity value $588,331,951	588,296,000	588,296,000

TOTAL SHORT-TERM INVESTMENTS (Cost $640,721,717)		$640,721,717

TOTAL INVESTMENTS (Cost $55,196,926,139)	99.7%	$52,370,407,031
OTHER ASSETS LESS LIABILITIES	0.3%	155,302,041

NET ASSETS	100.0%	$52,525,709,072

(a)	Non-income producing
(b)	Security issued by a foreign entity, denominated in U.S. dollars
(c)	See Note 8 regarding holdings of 5% voting securities
(d)	Repurchase agreement is collateralized by Fannie Mae 7.25%, 1/15/10; and Freddie Mac 3.13%-7.00%, 2/19/10-5/6/10. Total collateral value is $600,068,488.

ADR: American Depositary Receipt

PAGE 7 ▪ DODGE & COX STOCK FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2008
ASSETS:
Investments, at value
Unaffiliated issuers (cost $46,576,940,677)	$45,836,395,037
Affiliated issuers (cost $8,619,985,462)	6,534,011,994

52,370,407,031
Receivable for investments sold	143,484,245
Receivable for Fund shares sold	156,853,883
Dividends and interest receivable	90,003,816
Prepaid expenses and other assets	115,004

52,760,863,979

LIABILITIES:
Payable for investments purchased	105,713,220
Payable for Fund shares redeemed	103,572,735
Management fees payable	22,940,482
Accrued expenses	2,928,470

235,154,907

NET ASSETS	$52,525,709,072

NET ASSETS CONSIST OF:
Paid in capital	$52,233,413,691
Undistributed net investment income	33,425,796
Undistributed net realized gain on investments	3,085,388,693
Net unrealized depreciation on investments	(2,826,519,108)

$52,525,709,072

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	471,809,399
Net asset value per share	$111.33

STATEMENT OF OPERATIONS (unaudited)

Period Ended June 30, 2008
INVESTMENT INCOME:
Dividends (net of foreign taxes of $20,030,719)
Unaffiliated issuers	$591,135,003
Affiliated issuers	72,045,321
Interest	13,689,095

676,869,419

EXPENSES:
Management fees	142,235,195
Custody and fund accounting fees	368,145
Transfer agent fees	2,822,180
Professional services	62,524
Shareholder reports	978,997
Registration fees	349,537
Trustees’ fees	77,188
Miscellaneous	979,244

147,873,010

NET INVESTMENT INCOME	528,996,409

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain
Unaffiliated issuers	2,944,835,333
Affiliated issuers	140,985,080
Net change in unrealized appreciation/depreciation	(13,593,179,581)

Net realized and unrealized loss	(10,507,359,168)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(9,978,362,759)

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Period Ended June 30, 2008	Year Ended December 31, 2007
OPERATIONS:
Net investment income	$528,996,409	$989,709,132
Net realized gain	3,085,820,413	6,995,198,039
Net change in unrealized appreciation/depreciation	(13,593,179,581)	(7,782,329,189)

Net increase (decrease) in net assets from operations	(9,978,362,759)	202,577,982

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(495,570,613)	(1,007,606,492)
Net realized gain	(1,851,869,071)	(5,606,655,304)

Total distributions	(2,347,439,684)	(6,614,261,796)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	6,044,852,269	8,202,384,871
Reinvestment of distributions	2,234,529,402	6,303,311,198
Cost of shares redeemed	(6,718,509,082)	(10,988,379,298)

Net increase from Fund share transactions	1,560,872,589	3,517,316,771

Total decrease in net assets	(10,764,929,854)	(2,894,367,043)

NET ASSETS:
Beginning of period	63,290,638,926	66,185,005,969

End of period (including undistributed net investment income of $33,425,796 and $0, respectively)	$52,525,709,072	$63,290,638,926

SHARE INFORMATION:
Shares sold	48,926,832	52,502,799
Distributions reinvested	19,130,365	44,317,981
Shares redeemed	(54,006,705)	(70,354,563)

Net increase in shares outstanding	14,050,492	26,466,217

See accompanying Notes to Financial Statements	DODGE & COX STOCK FUND ▪ PAGE 8

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. The Fund may estimate the character of distributions received from Real Estate Investment Trusts (“REITs”). Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements secured by U.S. government and agency securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

¡	Level 1: Quoted prices in active markets for identical securities
¡	Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
¡	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

PAGE 9 ▪ DODGE & COX STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2008:

Valuation Inputs	Investments in Securities
Level 1: Quoted Prices	$51,782,111,031
Level 2: Other Significant Observable Inputs	588,296,000
Level 3: Significant Unobservable Inputs	—

Total	$52,370,407,031

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Book/tax differences are primarily due to differing treatments of net short-term realized gain. At June 30, 2008,

the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.

Distributions during the six months ended June 30, 2008 and for the year ended December 31, 2007 were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2008	Year Ended December 31, 2007
Ordinary income	$517,729,579	$1,382,138,076
	($1.129 per share)	($3.197 per share)

Long-term capital gain	$1,829,710,105	$5,232,123,720
	($4.079 per share)	($12.403 per share)

At June 30, 2008, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$7,453,077,594
Unrealized depreciation	(10,279,596,702)

Net unrealized depreciation	(2,826,519,108)
Undistributed ordinary income	9,556,384
Undistributed long-term capital gain	3,109,258,105

NOTE 5—COMMITTED LINE OF CREDIT

The Fund participates with the Funds in a $200 million committed credit facility (“Line of Credit”) with State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Interest on borrowings is charged at the prevailing rate. During the period, there were no borrowings on the Line of Credit.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2008, purchases and sales of securities, other than short-term securities, aggregated $11,171,148,639 and $11,384,323,674, respectively.

NOTE 7—ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Fund adopted the Financial Accounting Standards Board (FASB) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. At June 30, 2008, FIN 48 was applied to the period from January 1, 2004 through June 30, 2008, the open tax years subject to regulatory examination. There was no impact to the Fund’s financial statements as a result of applying FIN 48.

DODGE & COX STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 8—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during the six months ended June 30, 2008. Transactions during the period in securities of affiliated companies were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
BMC Software, Inc.	10,602,400	6,400	(1,976,285)	8,632,515	$—	(b)	$—	(c)
Cadence Design Systems, Inc.	—	14,604,200	—	14,604,200	—	(b)	147,502,420
Capital One Financial Corp.	22,303,074	4,000,937	—	26,304,011	19,726,096		999,815,458
Cardinal Health, Inc.	23,396,450	13,400	(750,000)	22,659,850	5,932,217		1,168,795,063
Comcast Corp., Class A	138,558,560	639,072	(13,440,000)	125,757,632	8,697,696		—	(c)
Computer Sciences Corp.	11,677,300	3,177,930	(200,000)	14,655,230	—	(b)	686,450,973
Compuware Corp.	19,325,400	2,747,712	—	22,073,112	—	(b)	210,577,489
Electronic Data Systems Corp.	34,224,100	17,200	(34,241,300)	—	3,423,435		—
General Motors Corp.	—	28,957,700	—	28,957,700	9,160,121		333,013,550
Health Management Associates, Inc.	15,307,700	7,600	—	15,315,300	—	(b)	99,702,603
Interpublic Group of Companies, Inc.	28,806,600	16,400	(5,000,000)	23,823,000	—	(b)	204,877,800
Maxim Integrated Products, Inc.	12,167,100	7,032,900	—	19,200,000	6,803,981		406,080,000
Motorola, Inc.	116,820,111	35,156,900	—	151,977,011	14,340,346		1,115,511,261
SLM Corp.	7,201,100	20,665,582	(500,000)	27,366,682	—	(b)	529,545,297
Xerox Corp.	48,387,700	30,300	(1,800,000)	46,618,000	3,961,429		632,140,080

					$72,045,321		$6,534,011,994

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at the end of the period

PAGE 11 ▪ DODGE & COX STOCK FUND

FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2008	2007	2006	2005	2004	2003
Net asset value, beginning of period	$138.26	$153.46	$137.22	$130.22	$113.78	$ 88.05
Income from investment operations:
Net investment income	1.15	2.30	2.15	1.68	1.54	1.60
Net realized and unrealized gain (loss)	(22.87)	(1.90)	23.12	10.36	20.08	26.59

Total from investment operations	(21.72)	0.40	25.27	12.04	21.62	28.19

Distributions to shareholders from:
Net investment income	(1.08)	(2.34)	(2.12)	(1.70)	(1.53)	(1.62)
Net realized gain	(4.13)	(13.26)	(6.91)	(3.34)	(3.65)	(0.84)

Total distributions	(5.21)	(15.60)	(9.03)	(5.04)	(5.18)	(2.46)

Net asset value, end of period	$111.33	$138.26	$153.46	$137.22	$130.22	$113.78

Total return	(15.87)%	0.14%	18.54%	9.36%	19.16%	32.35%
Ratios/supplemental data:
Net assets, end of period (millions)	$52,526	$63,291	$66,185	$52,184	$43,266	$29,437
Ratio of expenses to average net assets	0.52%*	0.52%	0.52%	0.52%	0.53%	0.54%
Ratio of net investment income to average net assets	1.86%*	1.44%	1.48%	1.29%	1.32%	1.72%
Portfolio turnover rate	20%	27%	14%	12%	11%	8%
*	Annualized

See accompanying Notes to Financial Statements

DODGE & COX STOCK FUND ▪ PAGE 12

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

PAGE 13 ▪ DODGE & COX STOCK FUND

THIS PAGE INTENTIONALLY LEFT BLANK

DODGE & COX STOCK FUND ▪ PAGE 14

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (64)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Global Investment Policy Committee (GIPC) (since 2008) and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (56)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of IPC	—
Dana M. Emery (46)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager and member of FIIPC	—
Charles F. Pohl (50)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst and member of IPC, GIPC (since 2008), IIPC (since 2007) and FIIPC	—
Diana S. Strandberg (48)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Portfolio Manager and member of IPC, GIPC (since 2008) and IIPC	—
David H. Longhurst (51)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox (since 2008); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)	—
Thomas M. Mistele (54)	Secretary (Officer since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary and General Counsel of Dodge & Cox	—
Marcia P. Venegas (39)	Chief Compliance Officer (Officer since 2004)	Chief Compliance Officer of Dodge & Cox (since 2005), Compliance Officer of Dodge & Cox (2003-2004)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (68)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (66)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care, Inc. (managed health care) (2004-Present); Director, Metavante Technologies, Inc. (software) (2007 to present); Director, Serena Software, Inc. (software) (2007 to present)
Thomas A. Larsen (58)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (61)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (68)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 15 ▪ DODGE & COX STOCK FUND

Global Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of June 30, 2008, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

06/08 GSF SAR       Printed on recycled paper

2008

Semi-Annual Report

June 30, 2008

Global Stock

Fund

ESTABLISHED 2008

TICKER:  DODWX

TO OUR SHAREHOLDERS

Welcome to the Dodge & Cox Global Stock Fund. The Fund opened on May 1, 2008. This letter covers the two months from the Fund’s launch through the end of the second quarter of 2008. This time period was marked by extreme market volatility. Although we cannot predict the short-term direction of financial markets, our past experience suggests that periods of uncertainty often present some of the best long-term investment opportunities. We appreciate your investment in the Fund and your confidence in our long-term investment strategy.

From May 1 through June 30 the Fund had a total return of
-12.6%, compared to -6.6% for the Morgan Stanley Capital International World Index (MSCI World). As of June 30, the Fund had net assets of $329 million with a cash position of 2.6%.

INVESTMENT STRATEGY

While the Fund is only two months old, it builds on extensive investment experience that Dodge & Cox has accumulated over decades of domestic and international investing. The Fund shares its investment approach with the other Dodge & Cox Funds: a research-intensive emphasis on fundamental analysis, team-based decision making, a long-term investment horizon and diversification across sectors. Our industry analysts research opportunities across the globe. Of particular interest are companies trading at historically low valuations and companies with significant competitive advantages and attractive growth prospects that were previously out of reach due to expensive valuations. In evaluating securities for the Fund, the Global Investment Policy Committee (whose six members have an average tenure at Dodge & Cox of 17 years) has selected a portfolio that, at quarter end, emphasized Financials (29% of the Fund relative to 20% of the MSCI World), Health Care (14% versus 9%) and Media (9% versus 2%).

A corollary of our long-term investment horizon is the willingness to be persistent with investments in the face of a market decline that exceeds declines in the long-term fundamentals. Since the Fund’s inception, the Financials sector of the MSCI World declined by 18%, while the Fund’s holdings in the sector declined by 26%. Furthermore, the Energy sector of the MSCI World returned 6% while the Fund’s Energy investments increased by 5%. While the Fund’s positions in Financials and Energy have hurt the relative performance in the short term, we continue to believe that they will enhance the Fund’s long-term results.

Financials

Valuations of financial institutions worldwide continued to decline in May and June. The MSCI World’s Financials declined by the aforementioned 18% on top of the 16% decline recorded over the previous ten months. This extended decline has coincided with growing concerns over continued weakness in the U.S. housing market, reduced availability of credit, slowing economic activity and resultant capital shortages at financial institutions worldwide.

We believe that many financial institutions represent attractive investment opportunities as they trade at decade-plus lows and, according to our analysis, appear capable of surviving extended periods of economic malaise. Once the current challenges are resolved, we expect these institutions to experience earnings and share price recoveries. In May and June we took advantage of market volatility, and we added to our finance positions, including American International Group (AIG), Wachovia and Capital One. We also initiated a position in Citibank. As of June 30, the Fund’s two largest Financials positions were Wachovia and AIG.

Measured by customer deposits, Wachovia is the third largest bank in the United States with a strong and improving retail banking franchise. Population and income in the geographies served by Wachovia are growing at rates above the U.S. average. However, declines in U.S. home prices and the slowing U.S. economy have increased delinquency rates on Wachovia’s mortgage portfolio and other loans, which may result in additional losses. This could lead to the need for additional capital raising and/or a dividend reduction. Nonetheless, we believe that Wachovia’s share price (shares are trading at a fifteen-year low) incorporates an overly pessimistic view of its current challenges.

AIG is the world’s fourth largest insurance company (measured by market capitalization) and a leader in many markets in which it competes. It has historically been able to grow faster than its competitors while maintaining high

PAGE 1 ▪ DODGE & COX GLOBAL STOCK FUND

profitability. AIG’s share price has declined significantly—currently at a ten-year low—primarily related to concerns about its exposure to credit default swaps, mortgage-backed securities and mortgage insurance. We believe that AIG has sufficient capital and reserves to withstand additional deterioration in housing and credit markets and are likewise optimistic about its long-term prospects.

Energy

Energy was the strongest performing sector of the MSCI World, returning 6% for the two-month period ending June 30. The recent strong performance of the Energy sector coincided with the rapid rise in the price of oil, up 98% over the previous 12 months and 24% since May 1. At current oil prices the integrated oil producers are trading at substantial discounts to the overall markets. However, they face significant cost pressures and reserve replacement challenges. We continue to see more attractive investment opportunities outside of the Energy sector. At June 30, 6% of the Fund was invested in Energy.

IN CLOSING

We believe our investment approach—based on a three-to-five year investment horizon and an understanding of a company’s fundamentals in relation to its valuation—is critical in navigating today’s uncertain market environment. We encourage our shareholders to take a similar long-term view.

Thank you for your continued confidence in our firm as a shareholder of the Dodge & Cox Global Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Diana S. Strandberg, Senior Vice President

August 7, 2008

PERFORMANCE REVIEW

Key Detractors from Results

¡

The Fund’s overweight position and selection of holdings in the Financials sector hurt performance. Weak performers included Wachovia (down 46%), AIG (down 43%), Royal Bank of Scotland (down 31%) and Fannie Mae (down 30%).

¡

The Fund’s underweight positions in Energy (6% compared to 14% of the MSCI World at quarter end) and the Metals & Mining industry (1% versus 5%) within Materials detracted from relative performance. Those areas had strong positive returns in an otherwise declining market.

¡	The Fund’s overweight position and selection of holdings in the Automobiles industry of Consumer Discretionary hurt performance. Weak performers included General Motors (down 50%) and Ford (down 42%).

The Fund’s active hedging of the Euro had a small negative effect.

Key Contributors to Results

¡	The Fund’s holdings in the Health Care sector (up 3%) outperformed those in the MSCI World (down 1%). Notable performers include Novartis (up 9%) and Amgen (up 13%).
¡	The Fund’s Telecommunication Services investments helped relative performance when compared to the MSCI World. Sprint Nextel, the Fund’s largest holding in this sector, returned 18%.

Risks of international investing: Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s prospectus.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 2

TOTAL RETURN

From 5/1/08 (inception) to 6/30/08
Dodge & Cox Global Stock Fund	–12.60%
MSCI World Index	–6.58

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions (if any), but have not been adjusted for any income taxes payable on these distributions. The Morgan Stanley Capital International World Index (MSCI World) is a widely recognized benchmark of the world’s stock markets, including the United States. Index returns include dividends and, unlike Fund returns, do not reflect fees or expenses.

Morgan Stanley® and Morgan Stanley Capital International® are trademarks of Morgan Stanley.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the period from May 1, 2008 (inception) to June 30, 2008.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Two Months Ended June 30, 2008	Beginning Account Value 5/1/2008	Ending Account Value 6/30/2008	Expenses Paid During Period†
Based on Actual Fund Return	$1,000.00	$874.00	$1.37
Based on Hypothetical 5% Yearly Return	1,000.00	1,006.88	1.46
†

Expenses are equal to the Fund’s annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 61 days of the period (from 5/1/08, inception, to 6/30/08) and divided by 366 days of the fiscal year.

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 3 ▪ DODGE & COX GLOBAL STOCK FUND

FUND INFORMATION	June 30, 2008

GENERAL INFORMATION
Net Asset Value Per Share	$8.74
Total Net Assets (millions)	$329
Expense Ratio (5/1/08 to 6/30/08, annualized)	0.87%
Portfolio Turnover Rate (5/1/08 to 6/30/08, unannualized)	1%
30-Day SEC Yield(a)	2.38%
Fund Inception Date	May 1, 2008
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Global Investment Policy Committee, whose six members’ average tenure at Dodge & Cox is 17 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI World
Number of Stocks	79	1,744
Median Market Capitalization (billions)	$27	$8
Weighted Average Market Capitalization (billions)	$59	$70
Price-to-Earnings Ratio(b)	10.3x	11.9x
Countries Represented	21	23
Emerging Markets (Brazil, India, Indonesia, Mexico, South Africa, South Korea, Thailand, Turkey)	11.8%	0.0%

TEN LARGEST HOLDINGS(c)	Fund
Wachovia Corp. (United States)	3.6%
American International Group, Inc. (United States)	3.6
Royal Bank of Scotland Group PLC (United Kingdom)	2.9
Hewlett-Packard Co. (United States)	2.6
Sony Corp. (Japan)	2.6
Novartis AG (Switzerland)	2.6
Credit Suisse Group AG (Switzerland)	2.4
Unicredit SPA (Italy)	2.3
Comcast Corp. (United States)	2.2
WellPoint, Inc. (United States)	2.0

ASSET ALLOCATION

REGION DIVERSIFICATION	Fund	MSCI World
United States	43.6%	47.0%
Europe (excluding United Kingdom)	28.3	22.3
United Kingdom	8.8	10.5
Japan	6.8	10.3
Latin America	3.4	0.0
Africa	3.1	0.0
Pacific (excluding Japan)	2.9	5.0
Canada	0.5	4.9

SECTOR DIVERSIFICATION	Fund	MSCI World
Financials	28.8%	20.1%
Consumer Discretionary	16.2	8.7
Health Care	13.9	9.1
Information Technology	12.3	10.7
Materials	6.9	8.5
Energy	6.3	13.5
Industrials	5.9	11.1
Consumer Staples	4.2	8.8
Telecommunication Services	2.9	4.4
Utilities	0.0	5.1

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 4

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2008

COMMON STOCKS: 96.9%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 16.2%
AUTOMOBILES & COMPONENTS: 3.6%
Bayerische Motoren Werke AG (Germany)	39,200	$1,885,500
Ford Motor Co.(a) (United States)	437,318	2,103,499
General Motors Corp. (United States)	330,300	3,798,450
Honda Motor Co., Ltd. ADR(b) (Japan)	119,200	4,056,376

		11,843,825
CONSUMER DURABLES & APPAREL: 3.7%
Matsushita Electric Industrial Co., Ltd. (Japan)	168,000	3,623,110
Sony Corp. (Japan)	193,000	8,433,583

		12,056,693
MEDIA: 8.5%
Comcast Corp., Class A (United States)	375,100	7,115,647
Grupo Televisa SA ADR(b) (Mexico)	158,800	3,750,856
Naspers, Ltd. (South Africa)	285,400	6,232,874
News Corp., Class A (United States)	316,400	4,758,656
Time Warner, Inc. (United States)	402,600	5,958,480

		27,816,513
RETAILING: 0.4%
Macy’s, Inc. (United States)	77,700	1,508,934

		53,225,965
CONSUMER STAPLES: 4.2%
FOOD & STAPLES RETAILING: 1.8%
Tesco PLC (United Kingdom)	434,200	3,193,932
Wal-Mart Stores, Inc. (United States)	48,100	2,703,220

		5,897,152
FOOD, BEVERAGE & TOBACCO: 2.4%
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	717,200	6,212,568
Fomento Economico Mexicano SAB de CV ADR(b) (Mexico)	38,800	1,765,788

		7,978,356

		13,875,508
ENERGY: 5.8%
Baker Hughes, Inc. (United States)	36,600	3,196,644
Chevron Corp. (United States)	32,300	3,201,899
Royal Dutch Shell PLC ADR(b) (United Kingdom)	76,300	6,234,473
Schlumberger, Ltd. (United States)	30,700	3,298,101
Total SA (France)	38,000	3,242,739

		19,173,856
FINANCIALS: 28.8%
BANKS: 15.2%
Fannie Mae (United States)	307,900	6,007,129
HSBC Holdings PLC (United Kingdom)	261,600	4,042,184
ICICI Bank, Ltd. ADR(b) (India)	58,700	1,688,212
Royal Bank of Scotland Group PLC (United Kingdom)	2,207,936	9,455,433

	SHARES	VALUE
Shinhan Financial Group Co., Ltd. ADR(b) (South Korea)	42,900	$3,844,269
Shinsei Bank, Ltd. (Japan)	437,000	1,498,027
Standard Bank Group, Ltd. (South Africa)	415,500	4,048,870
Unicredit SPA (Italy)	1,225,100	7,498,443
Wachovia Corp. (United States)	769,500	11,950,335

		50,032,902
DIVERSIFIED FINANCIALS: 6.4%
Capital One Financial Corp. (United States)	159,100	6,047,391
Citigroup, Inc. (United States)	175,800	2,946,408
Credit Suisse Group AG (Switzerland)	173,600	7,970,085
Haci Omer Sabanci Holding AS (Turkey)	469,600	1,604,092
Legg Mason, Inc. (United States)	46,400	2,021,648
SLM Corp.(a) (United States)	15,100	292,185

		20,881,809
INSURANCE: 7.2%
AEGON NV (Netherlands)	260,400	3,449,221
American International Group, Inc. (United States)	445,200	11,779,992
Swiss Reinsurance Co. (Switzerland)	94,700	6,308,389
Tokio Marine Holdings, Inc. (Japan)	57,800	2,253,539

		23,791,141

		94,705,852
HEALTH CARE: 13.9%
HEALTH CARE EQUIPMENT & SERVICES: 3.0%
Covidien, Ltd. (United States)	50,200	2,404,078
UnitedHealth Group, Inc. (United States)	30,000	787,500
WellPoint, Inc.(a) (United States)	140,000	6,672,400

		9,863,978
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 10.9%
Amgen, Inc.(a) (United States)	139,100	6,559,956
Bayer AG (Germany)	38,100	3,206,883
GlaxoSmithKline PLC ADR(b) (United Kingdom)	137,800	6,093,516
Novartis AG ADR(b) (Switzerland)	152,600	8,399,104
Sanofi-Aventis (France)	99,700	6,660,355
Wyeth (United States)	100,600	4,824,776

		35,744,590

		45,608,568
INDUSTRIALS: 5.9%
CAPITAL GOODS: 5.0%
General Electric Co. (United States)	91,400	2,439,466
Koninklijke Philips Electronics NV (Netherlands)	91,700	3,119,991
Schneider Electric SA (France)	42,900	4,634,190
Tyco International, Ltd. (United States)	74,800	2,994,992
Wienerberger AG (Austria)	79,800	3,350,851

		16,539,490

PAGE 5 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2008

COMMON STOCKS (continued)

	SHARES	VALUE
TRANSPORTATION: 0.9%
FedEx Corp. (United States)	37,900	$2,986,141

		19,525,631
INFORMATION TECHNOLOGY: 12.3%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.1%
Infineon Technologies AG(a) (Germany)	278,000	2,420,466
Maxim Integrated Products, Inc. (United States)	53,100	1,123,065

		3,543,531
SOFTWARE & SERVICES: 2.2%
Computer Sciences Corp.(a) (United States)	64,400	3,016,496
Compuware Corp.(a) (United States)	136,400	1,301,256
EBay, Inc.(a) (United States)	108,000	2,951,640

		7,269,392
TECHNOLOGY, HARDWARE & EQUIPMENT: 9.0%
Alcatel-Lucent (France)	501,000	3,044,768
Hewlett-Packard Co. (United States)	194,400	8,594,424
Kyocera Corp. (Japan)	27,500	2,589,820
Motorola, Inc. (United States)	846,600	6,214,044
Nokia Oyj (Finland)	252,100	6,148,277
Nortel Networks Corp.(a),(b) (Canada)	176,700	1,452,474
Xerox Corp. (United States)	102,900	1,395,324

		29,439,131

		40,252,054
MATERIALS: 6.9%
Arkema (France)	42,916	2,425,732
BASF SE (Germany)	21,100	1,455,741
Cemex SAB de CV ADR(b) (Mexico)	166,578	4,114,477
Domtar Corp.(a) (United States)	469,200	2,557,140
Dow Chemical Co. (United States)	119,500	4,171,745
Lafarge SA (France)	21,800	3,342,720
Norsk Hydro ASA (Norway)	206,100	3,010,649
Siam Cement PCL NVDR (Thailand)	254,200	1,467,343

		22,545,547
TELECOMMUNICATION SERVICES: 2.9%
Sprint Nextel Corp. (United States)	389,900	3,704,050
Telefonica SA ADR(b) (Spain)	43,800	3,485,604
Telekomunik Indonesia ADR(b) (Indonesia)	74,412	2,399,787

		9,589,441

TOTAL COMMON STOCKS (Cost $359,938,596)		318,502,422

PREFERRED STOCKS: 0.5%
ENERGY: 0.5%
Petroleo Brasileiro SA ADR(b) (Brazil)	27,100	1,570,445

TOTAL PREFERRED STOCKS (Cost $1,500,794)		1,570,445

SHORT-TERM INVESTMENTS: 7.1%

	PAR VALUE	VALUE

MONEY MARKET FUND: 0.1%
SSgA Prime Money Market Fund	$325,192	$325,192

REPURCHASE AGREEMENT: 7.0%
Fixed Income Clearing Corporation(d) 2.20%, 7/1/08, maturity value $23,044,408	23,043,000	23,043,000

TOTAL SHORT-TERM INVESTMENTS (Cost $23,368,192)		$23,368,192

TOTAL INVESTMENTS (Cost $384,807,582)	104.5%	$343,441,059
OTHER ASSETS LESS LIABILITIES	(4.5%)	(14,664,675)

NET ASSETS	100.0%	$328,776,384

(a)	Non-income producing
(b)	Security issued by a foreign entity, denominated in U.S. dollars
(d)	Repurchase agreement is collateralized by Fannie Mae 7.25%, 1/15/10; and Freddie Mac 4.875%, 2/9/10. Total collateral value is $23,503,950.

ADR: American Depositary Receipt

NVDR: Non Voting Depositary Receipt

Forward Foreign Currency Contracts

As of June 30, 2008, open forward foreign currency contracts are summarized as follows:

Contracts to Sell	Settlement Date	Value	Unrealized Depreciation
7,000,000 EUR	August 2008	$10,992,759	$(206,354)
3,500,000 EUR	September 2008	5,490,614	(94,664)

		$16,483,373	$(301,018)

Value of contracts to sell as a percentage of net assets: 5.0%

Currency Abbreviations

EUR—Euro

See accompanying Notes to Financial Statements	DODGE & COX GLOBAL STOCK FUND ▪ PAGE 6

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2008
ASSETS:
Investments, at value (cost $384,807,582)	$343,441,059
Cash denominated in foreign currency (cost $278,420)	278,226
Receivable for investments sold	3,263
Receivable for Fund shares sold	3,354,340
Dividends and interest receivable	371,430
Prepaid expenses and other assets	95,000

347,543,318

LIABILITIES:
Payable for investments purchased	17,981,872
Unrealized depreciation on foreign currency contracts	301,018
Payable for Fund shares redeemed	282,559
Management fees payable	148,132
Accrued expenses	53,353

18,766,934

NET ASSETS	$328,776,384

NET ASSETS CONSIST OF:
Paid in capital	$369,132,068
Undistributed net investment income	1,281,816
Undistributed net realized gain on investments	26,181
Net unrealized depreciation on investments	(41,663,681)

$328,776,384

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	37,628,608
Net asset value per share	$8.74

STATEMENT OF OPERATIONS (unaudited)
Period Ended June 30, 2008*
INVESTMENT INCOME:
Dividends (net of foreign taxes of $159,197)	$1,536,563
Interest	108,439

1,645,002

EXPENSES:
Management fees	249,066
Custody and fund accounting fees	4,120
Transfer agent fees	17,114
Professional services	21,514
Shareholder reports	10,000
Registration fees	23,499
Trustees’ fees	36,250
Miscellaneous	1,623

363,186

NET INVESTMENT INCOME	1,281,816

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss)
Investments	234,519
Foreign currency transactions	(208,338)
Net change in unrealized depreciation
Investments	(41,366,523)
Foreign currency transactions	(297,158)

Net realized and unrealized loss	(41,637,500)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(40,355,684)

STATEMENT OF CHANGES IN NET ASSETS (unaudited)
Period Ended June 30, 2008*
OPERATIONS:
Net investment income	$1,281,816
Net realized gain	26,181
Net change in unrealized depreciation	(41,663,681)

Net decrease in net assets from operations	(40,355,684)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—
Net realized gain	—

Total distributions	—

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	379,087,765
Reinvestment of distributions	—
Cost of shares redeemed	(9,955,697)

Net increase from Fund share transactions	369,132,068

Total increase in net assets	328,776,384

NET ASSETS:
Beginning of period	—

End of period (including undistributed net investment income of $1,281,816)	$328,776,384

SHARE INFORMATION:
Shares sold	38,700,202
Distributions reinvested	—
Shares redeemed	(1,071,594)

Net increase in shares outstanding	37,628,608

* For the period from May 1, 2008 (inception) to June 30, 2008.

PAGE 7 ▪ DODGE & COX GLOBAL STOCK FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on May 1, 2008. It seeks long-term growth of principal and income, and invests primarily in a diversified portfolio of U.S. and foreign stocks. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or at the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying a resulting change in value. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 8

NOTES TO FINANCIAL STATEMENTS (unaudited)

have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements secured by U.S. government and agency securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Foreign currency The Fund may use foreign currency contracts to hedge portfolio positions and facilitate security transactions in foreign currency-denominated securities. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under the contracts’ terms.

Foreign currency-denominated assets (including investment securities) and liabilities are translated into U.S. dollars each business day at the prevailing exchange rate. Purchases and sales of securities, income receipts, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Net realized gains and losses on foreign currency transactions arise from sales of foreign currencies and from changes in currency values between the date recorded and the related settlement/cash payment on securities transactions, dividends, and foreign currency contracts. The effects of currency rate changes on investment securities are included with realized and unrealized gain (loss) on investments.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

¡	Level 1: Quoted prices in active markets for identical securities
¡	Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
¡	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1: Quoted Prices	$320,398,059	$(301,018)
Level 2: Other Significant Observable Inputs	23,043,000	—
Level 3: Significant Unobservable Inputs	—	—

Total	$343,441,059	$(301,018)

*	Consists of unrealized depreciation on forward foreign currency contracts.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

PAGE 9 ▪ DODGE & COX GLOBAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when a gain is realized on the sale of affected securities.

Book/tax differences are primarily due to differing treatments of net short-term realized gain and foreign currency realized gain (loss).

At June 30, 2008, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$3,117,480
Unrealized depreciation	(44,480,143)

Net unrealized depreciation	(41,362,663)
Undistributed ordinary income	1,187,590
Accumulated capital loss	(180,611)

NOTE 5—COMMITTED LINE OF CREDIT

The Fund participates with the Funds in a $200 million committed credit facility (“Line of Credit”) with State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Interest on borrowings is charged at the prevailing rate. During the period, there were no borrowings on the Line of Credit.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the two months ended June 30, 2008, purchases and sales of securities, other than short-term securities, aggregated $362,350,338 and $1,142,203, respectively.

NOTE 7—ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Fund adopted the Financial Accounting Standards Board (FASB) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. At June 30, 2008, FIN 48 was applied to the period from May 1, 2008 through June 30, 2008, the open tax period subject to regulatory examination. There was no impact to the Fund’s financial statements as a result of applying FIN 48.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 10

FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	For the period May 1, 2008 (inception) to June 30, 2008

Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income	0.03
Net realized and unrealized loss	(1.29)

Total from investment operations	(1.26)

Distributions to shareholders from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of period	$8.74

Total return	(12.60)%
Ratios/supplemental data:
Net assets, end of period (millions)	$329
Ratio of expenses to average net assets	0.87%*
Ratio of net investment income to average net assets	3.09%*
Portfolio turnover rate	1%
*	Annualized

See accompanying Notes to Financial Statements

BOARD APPROVAL OF FUNDS’ INVESTMENT MANAGEMENT AGREEMENTS AND MANAGEMENT FEES

(unaudited)

The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to approve the Investment Management Agreement between the Dodge & Cox Global Stock Fund (the “Fund”) and Dodge & Cox (the “Agreement”). At a meeting of the Board of Trustees of the Trust held on February 14, 2008, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the Agreement with an initial term through December 31, 2009.

INFORMATION RECEIVED

The Board considered that at the meeting held on December 19, 2007 (the “December Meeting”), the Board unanimously voted to approve the renewal of the

Investment Management Agreement for each of the Stock Fund, International Stock Fund, Balanced Fund and Income Fund (the “existing Funds”). The Board also considered that at the December Meeting and in the months preceding the December Meeting, the Board had requested, received and reviewed extensive materials relating to the nature, extent and quality of services provided to the Funds by Dodge & Cox. The materials reviewed by the Board at the December Meeting also included information concerning Dodge & Cox’s profitability, financial results and condition, including advisory fee revenue and separate account advisory fee schedules. The Board additionally noted that at the December Meeting it considered the existing Funds’ brokerage commissions, turnover rates and sales and redemption data, including “soft dollar” payments made for research benefiting the existing Funds and other accounts managed by Dodge & Cox, and brokerage commissions and expenses paid by Dodge & Cox. Other aspects of Dodge & Cox’s services to the existing Funds which were reviewed at the December Meeting included

PAGE 11 ▪ DODGE & COX GLOBAL STOCK FUND

compliance and supervision of third-party service providers (e.g., custodian, fund accountant, transfer agent and state registration administrator), shareholder servicing, accounting and administrative services, web services, the character of non-advisory services, the record of compliance with the existing Funds’ investment policies and restrictions and the existing Funds’ Code of Ethics, investment management staffing and biographies, information furnished to investors and shareholders (including the existing Funds’ Prospectus, Statement of Additional Information, shareholder reports, and quarterly reports), and third-party retirement plan administrator reimbursements by Dodge & Cox for the same periods.

In connection with the February 2008 meeting, the Board, including each of the Independent Trustees, received and reviewed materials relating to the Agreement. The Board reviewed a Morningstar® report regarding the “world stock” category of mutual funds, with detailed advisory fee rates and expense ratios of comparable funds managed by other advisers identified by Morningstar®.

The Board received copies of the Agreement and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating and approving advisory arrangements. The Board, including the Independent Trustees, subsequently concluded that the proposed Agreement is fair and reasonable and voted to approve the Agreement.

In considering the Agreement, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreement, the Board, which was advised by independent legal counsel, considered the following factors, among others, and reached the conclusions described below.

NATURE, QUALITY, AND EXTENT OF THE SERVICES

The Board considered that, similar to the services Dodge & Cox provides to the existing Funds, Dodge & Cox is expected to provide a wide range of services to the Fund in addition to portfolio management, and that the quality of such services provided to the existing Funds has been excellent in all respects. The extensive nature of services provided by Dodge & Cox to the existing Funds has been documented in materials provided to the Board and in presentations made to the Board throughout 2007. The Board considered the nature, quality and extent of portfolio management, administrative and shareholder services to be performed by Dodge & Cox for the Fund, including: Dodge & Cox’s established long-term history of care and conscientiousness in the management of the existing Funds and demonstrated consistency in investment approach and depth of resources. The Board considered the background and experience of the members of the Dodge & Cox Global Investment Policy Committee, which will be responsible for managing the Fund. The Board also considered frequent favorable recognition of Dodge & Cox in the media, industry publications and industry surveys with respect to corporate governance, operational capabilities, performance and reputation for integrity; Dodge & Cox’s exceptional performance in the areas of compliance, administration, shareholder communication and services, supervision of Fund operations and general oversight of other service providers; and favorable peer group comparisons of expense ratios, management fee comparisons, and expense (e.g., transfer agent, custody and other fees and expenses) comparisons prepared independently by Morningstar®. In considering this information, the Board evaluated not only the information presented to the Board in connection with its consideration of the Agreement, but also the Board’s experience through past interactions with Dodge & Cox. The Board concluded that it was satisfied with the nature, extent and quality of investment management and other services to be provided to the Global Stock Fund by Dodge & Cox.

INVESTMENT PERFORMANCE

The Global Stock Fund is a new series of the Trust and therefore the Board did not review specific Fund performance information. The Board noted that the performance of the Dodge & Cox Funds is the result of a team-oriented, investment management process that emphasizes a long-term investment horizon, independence, comprehensive research, price discipline and focus. The Board also noted Dodge & Cox’s success managing both U.S. and international investment

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 12

mandates. The Board concluded that Dodge & Cox’s investment approach is consistent with the long-term investment strategies proposed for the Fund.

COSTS AND ANCILLARY BENEFITS

Costs of Services to the Fund: Fees and Expenses. The Board considered the Fund’s proposed management fee rates and anticipated expense ratio relative to industry averages for similar mutual funds and relative to management fees charged by Dodge & Cox to other Funds. The Board considered that, for the initial term of the Agreement, Dodge & Cox agreed to reimburse a portion of the Fund’s expenses and/or waive a portion of its management fee to the extent that the Fund’s total expenses (before payment of any extraordinary expenses) would otherwise exceed 0.90% of the Fund’s average daily net assets. The Board also evaluated the proposed operating structure of the Fund and Dodge & Cox, including the following factors: Dodge & Cox has a centralized focus on investment management operations and derives revenue solely from management fees; its outsourcing of non-advisory support services to unaffiliated third-party service providers is efficient and less costly to investors; Dodge & Cox does not charge front-end sales commissions or distribution fees and bears all third party research and distribution-related costs as well as reimbursements to third-party retirement plan administrators; and the Fund will receive numerous administrative, regulatory compliance, and shareholder support services from Dodge & Cox without any additional administrative fee. The Board noted that Dodge & Cox will bear all distribution-related expenses, such as the costs associated with the Fund’s prospectus, sales literature, fulfillment, marketing, personnel and website. The Board also noted the fact that the Fund will be below peer group averages in expense ratios and management fee rates as documented by the Morningstar® report. The Board concluded that the Fund’s expected costs for the services it will receive (including the management fee to be paid to Dodge & Cox) are reasonable, and further that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox.

Profitability and Costs of Services to Dodge & Cox; “Fall-out” Benefits. The Board noted that at the December Meeting it reviewed reports of Dodge & Cox’s financial position, profitability and estimated overall value, and considered Dodge & Cox’s overall profitability as a private, employee-owned S-Corporation and relative to the services it will provide to the Fund. At the December Meeting, the Board considered recent increases to Dodge & Cox’s gross revenues, and noted the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board considered that Dodge & Cox’s primary service to the Fund will be money management, and that it is expected that Dodge & Cox will reimburse defined contribution plan administrators, provide administration and office overhead for the Fund, bear a substantial portion of the Fund’s joint insurance premiums, and support Fund share distribution and marketing. The Board noted that Dodge & Cox’s profitability is enhanced due to its efficient internal business model, and that the compensation/profit structure at Dodge & Cox is vital for remaining independent and facilitating retention of its management and investment professionals. The Board also considered potential “fall-out” benefits (including receipt of research from unaffiliated brokers) that Dodge & Cox might receive in its association with the Fund, and concluded that these benefits are reasonable. The Board also noted the extent of additional administrative services to be performed by Dodge & Cox for the Fund, and that the magnitude of costs and risks borne by Dodge & Cox in rendering advisory services to the Fund (including risks in the compliance, securities valuation and investment management processes) may increase, and that it was difficult to project with significant accuracy the profitability of a new series. The Board concluded that the expected profitability of Dodge & Cox’s relationship with the Fund (including any fall-out benefits) would be fair and reasonable.

THE BENEFIT OF ECONOMIES OF SCALE

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the

PAGE 13 ▪ DODGE & COX GLOBAL STOCK FUND

proposed fee levels reflect these economies of scale for the benefit of the Fund’s investors. The Board considered whether the management fee rate is reasonable in relation to the Fund’s anticipated assets and any economies of scale that may develop. In the Board’s view, any consideration of economies of scale must take account of the considerable efficiencies of the Fund’s organization and fee structure that will be realized by shareholders at the outset of their investment (i.e., from the first dollar). Shareholders will also realize efficiencies from the outset of their investment due to organizational efficiencies derived from Dodge & Cox’s investment management process (e.g., historically low portfolio turnover) and the avoidance of distribution and marketing structures the costs of which would partially be borne by shareholders of the Fund. The Board concluded that the proposed Dodge & Cox fee structure is fair and reasonable and will adequately reflect economies of scale.

CONCLUSION

Based on its evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the Fund’s proposed advisory fee structure was fair and reasonable, that the Fund will pay a competitive fee for the services provided, that the scope and quality of Dodge & Cox’s services are anticipated to provide substantial value for Fund shareholders over the long term, and that approval of the Agreement was in the best interests of the Fund and its shareholders.

FUND’S HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the two-month period ending June 30 will also be available at www.dodgeandcox.com or at www.sec.gov on or about August 29, 2008.

DODGE & COX GLOBAL STOCK FUND ▪ PAGE 14

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (64)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Global Investment Policy Committee (GIPC) (since 2008) and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (56)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of IPC	—
Dana M. Emery (46)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager and member of FIIPC	—
Charles F. Pohl (50)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst and member of IPC, GIPC (since 2008), IIPC (since 2007) and FIIPC	—
Diana S. Strandberg (48)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Portfolio Manager and member of IPC, GIPC (since 2008) and IIPC	—
David H. Longhurst (51)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox (since 2008); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)	—
Thomas M. Mistele (54)	Secretary (Officer since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary and General Counsel of Dodge & Cox	—
Marcia P. Venegas (39)	Chief Compliance Officer (Officer since 2004)	Chief Compliance Officer of Dodge & Cox (since 2005), Compliance Officer of Dodge & Cox (2003-2004)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (68)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (66)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care, Inc. (managed health care) (2004-Present); Director, Metavante Technologies, Inc. (software) (2007 to present); Director, Serena Software, Inc. (software) (2007 to present)
Thomas A. Larsen (58)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (61)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (68)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Fund’s website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 15 ▪ DODGE & COX GLOBAL STOCK FUND

International Stock Fund

www.dodgeandcox.com

For Fund literature, transactions and account information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of June 30, 2008, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

06/08 ISF SAR       Printed on recycled paper

2008

Semi-Annual Report

June 30, 2008

International Stock Fund

ESTABLISHED 2001

TICKER:  DODFX

TO OUR SHAREHOLDERS

The Dodge & Cox International Stock Fund had a total return of -11.5% for the six months ended June 30, 2008, compared to a total return of -11.0% for the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE). Longer-term results can be found on page three. As of June 30, the Fund had net assets of $49.4 billion and a cash position of 3.1%.

INVESTMENT STRATEGY

The last 12 months have been difficult for international investors as worries have intensified over distressed financial institutions, slower economic growth and higher inflation. The only bright spots have been commodities and energy. Strong demand in the developing world for raw materials, and a muted supply response, are driving prices higher for many commodities as well as the share prices of the companies who supply them. In the last six months alone, the Commodity Research Bureau Index has risen 29% and the price of oil has increased almost 50%. Going back to 2003, investors in the MSCI Metals & Mining Index would have seen their investments increase approximately five times compared with roughly two times for the broader market. The result is that Financials are trading at the lowest valuation (on a price-to-book basis) relative to metals & mining stocks since before 1970.

We have reacted in an incremental fashion to this change in investor sentiment over the past year in particular. The most substantial change in the Fund has been a reduction in its holdings of commodity-related (including Energy) companies and an increase in financial services companies. While we believe the future demand for commodities may be bright, we have gradually shifted away from the area because we believe that current high prices will spur innovation, substitution and conservation. In contrast, though the timing of recovery in the financial services sector is uncertain, we believe current valuations for the Fund’s holdings reflect undue pessimism about their long-term prospects.

A long history of investing has taught us to be skeptical of consensus opinion—not only because it can be wrong, but, by its nature, it is already reflected in current valuations. We are not skeptical for the sake of being contrarian. Rather, we attempt to understand the assumptions underlying consensus opinion and analyze whether they are valid over the long term. Today, the divergence in outlook for Materials and Financials is vast. Given how connected the world economy is today, it is difficult to square how the financial and “real” economy can be so divorced as to allow Financials to wither while commodities boom.

An example of the Fund’s increased investment in Financials is Royal Bank of Scotland (RBS). RBS has been a holding since 2004, and its price has declined substantially more than 60% over the past year on the back of capital market strains, concerns about its acquisition of ABN Amro and the risk of a U.K. or U.S. recession. RBS has a diverse franchise spanning insurance, corporate and investment banking, and retail banking in the eastern United States, Ireland and the U.K. In our opinion, the current market value—less than 2% of reported assets, and less than 40% of reported book value—underestimates the value of its franchise and the chance that management can grow the business. We added substantially to the Fund’s position in the last quarter.

IN CLOSING

Though recent results are disappointing, we believe that current conditions allow for the prospect of attractive future performance. Our investment team has worked together over a long period of time and through many market cycles. It is never easy to invest in a market like today where prices and sentiment are so volatile. However, our process, culture and discipline differentiate us from other investors’ shorter time horizons.

Thank you for your continued confidence in our firm as a shareholder of the Dodge & Cox International Stock Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Diana S. Strandberg, Senior Vice President

August 7, 2008

PAGE 1 ▪ DODGE & COX INTERNATIONAL STOCK FUND

PERFORMANCE REVIEW

Key Detractors from Results

¡

Weak returns from the Fund’s holdings in the Information Technology sector (down 19% compared to down 13% for the MSCI EAFE Information Technology sector) hurt performance. Performance suffered due to the Fund’s investments in Infineon Technologies (down 26%) and a selection of its Communications Equipment holdings, including Motorola (down 54%), Nortel Networks (down 46%) and Nokia (down 36%).

¡

The Fund’s selection of holdings in the Materials sector (down 7%) hurt relative performance in comparison to the MSCI EAFE Materials sector (up 6%). Materials was one of the best performing areas of the market. The Fund’s underweight position in the strong performing Metals & Mining industry, and its overweight position in the poor performing Construction Materials industry, hurt performance.

¡	Selected detractors include Standard Bank of South Africa (down 32%), News Corp. (down 26%), and Sanofi-Aventis (down 25%).

Key Contributors to Results

¡

The Fund’s selection of holdings in the Energy sector helped absolute performance (up 10%) versus the MSCI EAFE Energy sector (up 5%). Notable performers include StatOilHydro (up 27%) and Petroleo Brasileiro (up 21%).

¡

The Fund’s selection of holdings in the Financials sector (down 16%) helped relative performance in comparison to the MSCI EAFE Financials sector (down 20%). The Fund’s holdings in Japanese Financials improved relative performance, specifically Tokio Marine Holdings (up 17%). The Fund’s underweight position in European Financials, one of the worst performing areas of the market, also improved relative results.

¡	Selected Japanese holdings helped performance, including Seiko Epson (up 28%), Mediceo Paltac (up 25%) and Kyocera (up 7%).

For the six months ended June 30, 2008, the Fund’s active hedging of the Euro and British Pound-Sterling decreased performance by 0.4%. However, U.S. Dollar depreciation had an overall positive effect on the Fund’s performance. As a reminder, depreciation of the U.S. Dollar generally increases returns from international investments, as those international investments appreciate in value in dollar terms. Appreciation of the U.S. Dollar generally has the opposite effect.

Risks of international investing: Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s prospectus.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 2

GROWTH OF $10,000 SINCE INCEPTION

FOR AN INVESTMENT MADE ON MAY 1, 2001

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2008

	1 Year	3 Years	5 Years		Since Inception (5/1/01)
Dodge & Cox International Stock Fund	–11.74%	13.23%	21.97	%*	12.73	%*
MSCI EAFE	–10.61	12.84	16.67		7.62

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

*

Expense reimbursements were paid by Dodge & Cox from the Fund’s inception through June 30, 2003 to maintain operating expenses at 0.90%. Accordingly, without the expense reimbursements, the Fund’s returns prior to June 30, 2003 would have been lower.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable on these distributions. The Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE) is a widely recognized benchmark of the world’s stock markets, excluding the United States. Index returns include dividends and, unlike Fund returns, do not reflect fees or expenses.

Morgan Stanley®, Morgan Stanley Capital International, and EAFE® are trademarks of Morgan Stanley.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2008	Beginning Account Value 1/1/2008	Ending Account Value 6/30/2008	Expenses Paid During Period†
Based on Actual Fund Return	$1,000.00	$884.60	$3.06
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.62	3.28
†	Expenses are equal to the Fund’s annualized expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 3 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FUND INFORMATION	June 30, 2008

GENERAL INFORMATION
Net Asset Value Per Share	$40.71
Total Net Assets (billions)	$49.4
Expense Ratio (1/1/08 to 6/30/08, annualized)	0.65%
Portfolio Turnover Rate (1/1/08 to 6/30/08, unannualized)	13%
30-Day SEC Yield(a)	2.12%
Fund Inception	2001
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the International Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 18 years.

PORTFOLIO CHARACTERISTICS	Fund	MSCI EAFE
Number of Stocks	97	1,023
Median Market Capitalization (billions)	$14	$7
Weighted Average Market Capitalization (billions)	$59	$60
Price-to-Earnings Ratio(b)	10.5x	10.9x
Countries Represented	26	21
Emerging Markets (Brazil, India, Indonesia, Israel, Malaysia, Mexico, South Africa, South Korea, Thailand, Turkey)	16.2%	0.0%

TEN LARGEST HOLDINGS(c)	Fund
Novartis AG (Switzerland)	3.2%
Royal Bank of Scotland Group PLC (United Kingdom)	2.7
Schlumberger, Ltd. (United States)	2.4
Sanofi-Aventis (France)	2.4
HSBC Holdings PLC (United Kingdom)	2.4
Bayer AG (Germany)	2.3
GlaxoSmithKline PLC (United Kingdom)	2.3
Royal Dutch Shell PLC (United Kingdom)	2.2
Unicredit SPA (Italy)	2.2
Schneider Electric (France)	2.2

ASSET ALLOCATION

REGION DIVERSIFICATION	Fund	MSCI EAFE
Europe (excluding United Kingdom)	39.7%	46.5%
Japan	21.3	21.3
United Kingdom	12.1	21.9
United States	7.1	0.0
Latin America	7.1	0.0
Pacific (excluding Japan)	5.5	10.3
Africa	3.1	0.0
Canada	0.7	0.0
Middle East	0.3	0.0

SECTOR DIVERSIFICATION	Fund		MSCI EAFE
Financials	26.3%		25.1%
Consumer Discretionary	14.9		9.7
Information Technology	13.5		5.2
Health Care	11.6		7.3
Energy	9.1		9.3
Industrials	8.3		12.0
Materials	7.8		11.3
Consumer Staples	3.2		8.1
Telecommunication Services	2.2		5.6
Utilities	0.0	(d)	6.4

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratios are calculated using 12-month forward earnings estimates.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

(d)	Rounds to 0.0%.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 4

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2008

COMMON STOCKS: 94.5%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 14.4%
AUTOMOBILES & COMPONENTS: 3.6%
Bayerische Motoren Werke AG (Germany)	6,391,900	$307,447,067
Honda Motor Co., Ltd. ADR(b) (Japan)	25,221,300	858,280,839
NGK Spark Plug Co., Ltd.(c) (Japan)	17,500,000	200,899,374
Yamaha Motor Co., Ltd.(c) (Japan)	23,480,000	439,372,416

		1,805,999,696
CONSUMER DURABLES & APPAREL: 4.8%
Consorcio Ara SAB de CV(c) (Mexico)	113,420,000	104,697,753
Corporacion Geo SAB de CV, Series B(a),(c) (Mexico)	47,605,400	159,298,596
Matsushita Electric Industrial Co., Ltd. (Japan)	46,947,072	1,012,466,873
Sony Corp. (Japan)	21,837,600	954,244,611
Thomson(c) (France)	25,015,792	130,761,986

		2,361,469,819
MEDIA: 6.0%
Grupo Televisa SA ADR(b),(c) (Mexico)	36,230,592	855,766,583
Liberty Global, Inc., Series A(a) (United States)	7,701,805	242,067,731
Liberty Global, Inc., Series C(a) (United States)	5,734,971	174,113,720
Naspers, Ltd.(c) (South Africa)	36,061,893	787,558,583
News Corp., Class A (United States)	53,544,892	805,315,176
Television Broadcasts, Ltd. (Hong Kong)	14,848,000	85,691,750

		2,950,513,543

		7,117,983,058
CONSUMER STAPLES: 2.5%
FOOD & STAPLES RETAILING: 1.3%
Tesco PLC (United Kingdom)	86,114,379	633,448,731

FOOD, BEVERAGE & TOBACCO: 1.0%
Anadolu Efes Biracilik ve Malt Sanayii AS(c) (Turkey)	30,764,582	266,490,618
Fomento Economico Mexicano SAB de CV ADR(b) (Mexico)	2,183,373	99,365,305
Tiger Brands, Ltd. (South Africa)	7,972,043	143,557,862

		509,413,785
HOUSEHOLD & PERSONAL PRODUCTS: 0.2%
Aderans Holdings Co., Ltd.(c) (Japan)	4,037,000	77,938,033

		1,220,800,549
ENERGY: 7.9%
Royal Dutch Shell PLC ADR(b) (United Kingdom)	13,418,400	1,096,417,464
Schlumberger, Ltd. (United States)	11,183,000	1,201,389,690
StatoilHydro ASA ADR(b) (Norway)	15,709,989	587,239,389
Total SA (France)	12,222,000	1,042,967,399

		3,928,013,942

	SHARES	VALUE
FINANCIALS: 26.3%
BANKS: 16.9%
Bangkok Bank PCL Foreign (Thailand)	27,977,000	$100,410,947
Grupo Financiero Banorte SAB de CV (Mexico)	54,228,000	255,021,090
HSBC Holdings PLC (United Kingdom)	75,450,000	1,165,836,149
ICICI Bank, Ltd. (India)	12,945,668	191,063,316
ICICI Bank, Ltd. ADR(b) (India)	4,000,000	115,040,000
Kasikornbank PCL Foreign (Thailand)	111,446,600	239,992,676
Kookmin Bank ADR(b) (South Korea)	8,378,100	490,202,631
Mitsubishi UFJ Financial Group (Japan)	64,100,000	568,047,276
Mitsubishi UFJ Financial Group ADR(b) (Japan)	24,122,400	212,277,120
Royal Bank of Scotland Group PLC (United Kingdom)	315,571,363	1,351,426,822
Shinhan Financial Group Co., Ltd. ADR(b) (South Korea)	3,878,664	347,567,081
Shinsei Bank, Ltd. (Japan)	74,153,000	254,194,962
Standard Bank Group, Ltd. (South Africa)	62,434,997	608,402,333
Standard Chartered PLC (United Kingdom)	21,505,000	612,536,501
The Bank of Yokohama, Ltd.(c) (Japan)	83,015,000	573,838,207
Unicredit SPA (Italy)	176,600,800	1,080,916,724
Yapi ve Kredi Bankasi AS(a) (Turkey)	111,200,000	203,553,158

		8,370,326,993
DIVERSIFIED FINANCIALS: 2.5%
Credit Suisse Group AG (Switzerland)	20,405,000	936,806,324
Haci Omer Sabanci Holding AS (Turkey)	82,383,887	281,412,640

		1,218,218,964
INSURANCE: 6.0%
AEGON NV (Netherlands)	32,177,180	426,214,319
American International Group, Inc. (United States)	24,303,500	643,070,610
Swiss Life Holding (Switzerland)	1,595,000	426,249,327
Swiss Reinsurance Co. (Switzerland)	9,865,795	657,204,591
Tokio Marine Holdings, Inc. (Japan)	20,267,100	790,184,998

		2,942,923,845
REAL ESTATE: 0.9%
Cheung Kong Holdings, Ltd. (Hong Kong)	17,400,000	234,536,535
Hang Lung Group, Ltd. (Hong Kong)	34,811,000	154,695,713
Hang Lung Properties, Ltd. (Hong Kong)	18,214,000	58,398,795

		447,631,043

		12,979,100,845

PAGE 5 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2008

COMMON STOCKS (continued)

	SHARES	VALUE
HEALTH CARE: 11.6%
HEALTH CARE EQUIPMENT & SERVICES: 0.8%
Mediceo Paltac Holdings Co., Ltd.(c) (Japan)	20,959,700	$385,697,168

PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 10.8%
Bayer AG (Germany)	13,777,000	1,159,612,213
Chugai Pharmaceutical Co., Ltd. (Japan)	7,849,800	125,599,757
Cipla, Ltd. (India)	27,042,198	131,989,810
GlaxoSmithKline PLC ADR(b) (United Kingdom)	25,771,600	1,139,620,152
Novartis AG ADR(b) (Switzerland)	28,450,000	1,565,888,000
Sanofi-Aventis (France)	17,945,500	1,198,830,443

		5,321,540,375

		5,707,237,543
INDUSTRIALS: 8.3%
CAPITAL GOODS: 5.9%
Koninklijke Philips Electronics NV (Netherlands)	18,385,000	625,529,173
Nexans SA (France)	932,619	115,075,607
Schneider Electric SA (France)	9,958,000	1,075,693,908
Toto, Ltd.(c) (Japan)	37,052,000	261,005,754
Volvo AB (Sweden)	44,608,000	548,114,472
Wienerberger AG(c) (Austria)	6,164,876	258,866,903

		2,884,285,817
TRANSPORTATION: 2.4%
Deutsche Post AG (Germany)	18,050,000	471,752,773
Nippon Yusen Kabushiki Kaisha (Japan)	22,915,000	220,334,463
TNT NV (Netherlands)	14,645,249	500,824,711

		1,192,911,947

		4,077,197,764
INFORMATION TECHNOLOGY: 13.5%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 1.8%
Chartered Semiconductor Manufacturing, Ltd.(a),(c) (Singapore)	200,000,000	113,924,516
Infineon Technologies AG(a),(c) (Germany)	83,477,800	726,817,364
Qimonda AG ADR(a),(b),(c) (Germany)	22,470,300	53,479,314

		894,221,194
TECHNOLOGY, HARDWARE & EQUIPMENT: 11.7%
Alcatel-Lucent (France)	73,000,000	443,648,822
Brother Industries, Ltd.(c) (Japan)	23,006,100	316,107,736
Epcos AG(c) (Germany)	8,828,100	145,665,832
Fujifilm Holdings Corp. (Japan)	14,286,100	491,069,972
Fujitsu, Ltd. (Japan)	38,698,000	287,178,264
Hirose Electric Co., Ltd. (Japan)	652,300	65,484,937
Hitachi, Ltd. (Japan)	146,318,000	1,055,512,436

	SHARES	VALUE
Kyocera Corp.(c) (Japan)	9,664,200	$910,128,549
Motorola, Inc. (United States)	57,770,000	424,031,800
Murata Manufacturing Co., Ltd. (Japan)	3,951,000	186,043,226
Nokia Oyj (Finland)	35,492,500	865,599,858
Nortel Networks Corp.(a),(b),(c) (Canada)	40,009,290	328,876,364
Seiko Epson Corp.(c) (Japan)	9,080,600	249,709,017

		5,769,056,813

		6,663,278,007
MATERIALS: 7.8%
Akzo Nobel NV (Netherlands)	914,901	62,890,783
Arkema(c) (France)	6,626,740	374,561,855
BASF SE (Germany)	7,150,800	493,351,181
Cemex SAB de CV ADR(b) (Mexico)	31,832,579	786,264,701
Lafarge SA (France)	6,784,625	1,040,325,831
Lanxess AG(c) (Germany)	9,262,359	380,328,057
Norsk Hydro ASA ADR(b) (Norway)	24,990,500	365,486,063
Norsk Hydro ASA (Norway)	9,412,300	137,492,170
Siam Cement PCL Foreign (Thailand)	9,203,100	54,775,442
Siam Cement PCL NVDR (Thailand)	19,415,600	112,074,497

		3,807,550,580
TELECOMMUNICATION SERVICES: 2.2%
Bezeq Israeli Telecommunication Corp., Ltd. (Israel)	69,718,173	137,457,787
KT Corp. ADR(b) (South Korea)	3,174,990	67,690,787
Telefonica SA ADR(b) (Spain)	8,032,400	639,218,392
Telekomunik Indonesia ADR(b) (Indonesia)	7,449,547	240,247,890

		1,084,614,856
UTILITIES: 0.0%(f)
Tenaga Nasional BHD (Malaysia)	807,700	2,014,615

		2,014,615

TOTAL COMMON STOCKS (Cost $49,150,575,725)		$46,587,791,759

PREFERRED STOCKS: 2.4%
CONSUMER DISCRETIONARY: 0.5%
MEDIA: 0.2%
Net Servicos de Comunicacao SA ADR(b) (Brazil)	6,585,600	$82,912,704

RETAILING: 0.3%
Ultrapar Participacoes SA ADR(b) (Brazil)	4,519,785	171,887,424

		254,800,128
CONSUMER STAPLES: 0.7%
FOOD & STAPLES RETAILING: 0.7%
Sadia SA ADR(b) (Brazil)	16,466,401	351,392,997

		351,392,997

See accompanying Notes to Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2008

PREFERRED STOCKS (continued)

	SHARES	VALUE
ENERGY: 1.2%
Petroleo Brasileiro SA ADR(b) (Brazil)	10,506,800	$608,869,060

		608,869,060

TOTAL PREFERRED STOCKS (Cost $389,020,540)		$1,215,062,185

SHORT-TERM INVESTMENTS: 2.1%

	PAR VALUE	VALUE
COMMERCIAL PAPER: 0.3%
WellPoint, Inc.(e) 7/1/08	$154,900,000	$154,900,000

MONEY MARKET FUND: 0.1%
SSgA Prime Money Market Fund	49,436,960	49,436,960

REPURCHASE AGREEMENT: 1.8%
Fixed Income Clearing Corporation(d) 2.20%, 7/1/08, maturity value $864,555,831	864,503,000	864,503,000

TOTAL SHORT-TERM INVESTMENTS (Cost $1,068,839,960)		1,068,839,960

TOTAL INVESTMENTS (Cost $50,608,436,225)	99.0%	48,871,693,904
OTHER ASSETS LESS LIABILITIES	1.0%	483,473,396

NET ASSETS	100.0%	$49,355,167,300

(a)	Non-income producing
(b)	Security issued by a foreign entity, denominated in U.S. dollars
(c)	See Note 8 regarding holdings of 5% voting securities
(d)	Repurchase agreement is collateralized by Fannie Mae 7.25%, 1/15/10; Federal Home Loan Bank 3.5%, 2/5/10; and Freddie Mac, 3.25%-4.875%, 2/9/10-2/19/10. Total collateral value is $881,800,813.
(e)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2008, all such securities in total represented $154,900,000 or 0.3% of net assets.

(f)	Rounds to 0.0%

ADR: American Depositary Receipt

NVDR: Non Voting Depositary Receipt

Forward Foreign Currency Contracts

As of June 30, 2008, open forward foreign currency contracts are summarized as follows:

Contracts to Sell		Settlement Date	Value	Unrealized Appreciation/ (Depreciation)
1,630,000,000	EUR	July 2008	$2,564,185,820	$3,041,353
455,000,000	EUR	August 2008	714,566,636	(12,469,436)
1,025,000,000	EUR	September 2008	1,607,581,203	(19,920,453)
320,000,000	EUR	October 2008	501,453,233	357,967
475,000,000	GBP	September 2008	940,634,632	(11,477,382)

			$6,328,421,524	$(40,467,949)

Value of contracts to sell as a percentage of net assets: 12.8%

Currency Abbreviations

EUR—Euro

GBP—British Pound Sterling

PAGE 7 ▪ DODGE & COX INTERNATIONAL STOCK FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
(unaudited)	June 30, 2008

ASSETS:
Investments, at value
Unaffiliated issuers (cost $41,785,025,939)	$41,019,612,343
Affiliated issuers (cost $8,823,410,286)	7,852,081,561

48,871,693,904
Cash denominated in foreign currency (cost $219,029,118)	218,916,672
Receivable for investments sold	375,462,024
Unrealized appreciation on foreign currency contracts	6,860,803
Receivable for Fund shares sold	118,610,564
Dividends and interest receivable	110,904,388
Prepaid expenses and other assets	69,616

49,702,517,971

LIABILITIES:
Payable for investments purchased	185,198,081
Unrealized depreciation on foreign currency contracts	47,328,752
Payable for Fund shares redeemed	75,925,387
Management fees payable	25,407,283
Accrued foreign capital gain tax	5,946,640
Accrued expenses	7,544,528

347,350,671

NET ASSETS	$49,355,167,300

NET ASSETS CONSIST OF:
Paid in capital	$47,940,272,865
Undistributed net investment income	831,466,703
Undistributed net realized gain on investments	2,366,766,321
Net unrealized depreciation on investments (net of accrued foreign capital gain tax of $5,946,640)	(1,783,338,589)

$49,355,167,300

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,212,417,891
Net asset value per share	$40.71

STATEMENT OF OPERATIONS	Period Ended
(unaudited)	June 30, 2008

INVESTMENT INCOME:
Dividends (net of foreign taxes of $107,764,677)
Unaffiliated issuers	$890,871,795
Affiliated issuers	85,493,552
Interest	17,061,172

993,426,519

EXPENSES:
Management fees	152,023,975
Custody and fund accounting fees	3,005,592
Transfer agent fees	6,224,082
Professional services	169,326
Shareholder reports	1,785,237
Registration fees	807,923
Trustees’ fees	77,188
Miscellaneous	1,247,467

165,340,790

NET INVESTMENT INCOME	828,085,729

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) (net of foreign taxes of $12,199,029)
Investments in unaffiliated issuers	1,189,694,858
Investments in affiliated issuers	17,731,164
Foreign currency transactions	(208,116,512)
Net change in unrealized appreciation/depreciation
Investments (including net decrease in accrued foreign capital gain tax of $13,450,850)	(8,106,321,154)
Foreign currency transactions	(39,230,276)

Net realized and unrealized loss	(7,146,241,920)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(6,318,156,191)

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Period Ended June 30, 2008	Year Ended December 31, 2007
OPERATIONS:
Net investment income	$828,085,729	$1,384,768,817
Net realized gain	999,309,510	2,820,238,090
Net change in unrealized appreciation/depreciation	(8,145,551,430)	79,449,130

Net increase (decrease) in net assets from operations	(6,318,156,191)	4,284,456,037

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	—	(1,391,722,039)
Net realized gain	—	(1,652,535,550)

Total distributions	—	(3,044,257,589)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	7,413,845,564	24,577,625,079
Reinvestment of distributions	—	2,689,702,196
Cost of shares redeemed	(5,219,519,625)	(5,927,865,794)

Net increase from Fund share transactions	2,194,325,939	21,339,461,481

Total increase (decrease) in net assets	(4,123,830,252)	22,579,659,929

NET ASSETS:
Beginning of period	53,478,997,552	30,899,337,623

End of period (including undistributed net investment income of $831,466,703 and $3,380,974, respectively)	$49,355,167,300	$53,478,997,552

SHARE INFORMATION:
Shares sold	173,545,007	521,338,937
Distributions reinvested	—	58,269,105
Shares redeemed	(123,166,169)	(125,349,160)

Net increase in shares outstanding	50,378,838	454,258,882

See accompanying Notes to Financial Statements	DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 8

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income, and the Fund invests primarily in a diversified portfolio of foreign stocks. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Listed securities are valued at market, using the official quoted close price or the last sale on the date of determination on the principal exchange on which such securities are traded or, if not available, at the mean between the exchange listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Security values are not discounted based on the size of the Fund’s position. Short-term securities are valued at amortized cost which approximates current value.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. As a result, the Fund’s net asset value (NAV) may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available or if a security’s value has materially changed after the close of the security’s primary market but before the close of trading on the NYSE, the security is valued at fair value as determined in good faith by or at the direction of the Board of Trustees. The Fund may use fair value pricing in calculating its NAV when, for example, (i) the primary market for a security is closed or if trading of a security is suspended or limited, (ii) the Fund determines that the price provided by a pricing service is inaccurate or unreliable, or (iii) the Fund determines that a significant event affecting the value of a security has occurred before the close of the NYSE but after the close of the security’s primary market. An event is considered significant if there is both an affirmative expectation that the security’s value will change in response to the event and a reasonable basis for quantifying a resulting change in value. For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. Pricing services are used to obtain closing market prices and to compute certain fair value adjustments utilizing computerized pricing models. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. In addition, fair values may not reflect the price that the Fund could obtain for a security if it were to dispose of that security at the time of pricing.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends

PAGE 9 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements secured by U.S. government and agency securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

Foreign currency The Fund may use foreign currency contracts to hedge portfolio positions and facilitate security transactions in foreign currency-denominated securities. Losses from these transactions may arise from unfavorable changes in currency values or if the counterparties do not perform under the contracts’ terms.

Foreign currency-denominated assets (including investment securities) and liabilities are translated into U.S. dollars each business day at the prevailing exchange rate. Purchases and sales of securities, income receipts, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Net realized gains and losses on foreign currency transactions arise from sales of foreign currencies and from changes in currency values between the date recorded and the related settlement/cash payment on securities transactions, dividends, and foreign currency contracts.

The effects of currency rate changes on investment securities are included with realized and unrealized gain (loss) on investments.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments and other financial instruments. These inputs are summarized in the three broad levels listed below.

¡	Level 1: Quoted prices in active markets for identical securities
¡	Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
¡	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2008:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1: Quoted Prices	$47,852,290,904	$(40,467,949)
Level 2: Other Significant Observable Inputs	1,019,403,000	—
Level 3: Significant Unobservable Inputs	—	—

Total	$48,871,693,904	$(40,467,949)

*	Consists of unrealized appreciation/depreciation on forward foreign currency contracts.

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS (unaudited)

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when a gain is realized on the sale of affected securities.

Book/tax differences are primarily due to differing treatments of net short-term realized gain and foreign currency realized gain (loss). At June 30, 2008, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.

Distributions for the six months ended June 30, 2008 and for the year ended December 31, 2007 were characterized as follows for federal income tax purpose.

	Six Months Ended June 30, 2008	Year Ended December 31, 2007
Ordinary income	—	$1,767,337,129
		($1.603 per share)

Long-term capital gain	—	$1,276,920,460
		($1.158 per share)

At June 30, 2008, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$4,976,816,147
Unrealized depreciation	(6,719,686,787)

Net unrealized depreciation	(1,742,870,640)
Undistributed ordinary income	716,456,395
Undistributed long-term capital gain	2,441,308,680

NOTE 5—COMMITTED LINE OF CREDIT

The Fund participates with the Funds in a $200 million committed credit facility (“Line of Credit”) with State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Interest on borrowings is charged at the prevailing rate. During the period, there were no borrowings on the Line of Credit.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2008, purchases and sales of securities, other than short-term securities, aggregated $9,621,411,775 and $6,630,549,703, respectively.

NOTE 7—ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Fund adopted the Financial Accounting Standards Board (FASB) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. At June 30, 2008, FIN 48 was applied to the period from January 1, 2004 through June 30, 2008, the open tax years subject to regulatory examination. There was no impact to the Fund’s financial statements as a result of applying FIN 48.

PAGE 11 ▪ DODGE & COX INTERNATIONAL STOCK FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 8—HOLDINGS OF 5% VOTING SECURITIES

Each of the companies listed below is considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during the six months ended June 30, 2008. Transactions during the period in securities of affiliated companies were as follows:

	Shares at Beginning of Period	Additions	Reductions	Shares at End of Period	Dividend Income(a)		Value at End of Period
Aderans Holdings Co., Ltd. (Japan)	5,062,700	—	(1,025,700)	4,037,000	$1,743,642		$77,938,033
Anadolu Efes Biracilik ve Malt Sanayii AS (Turkey)	19,764,582	11,000,000		30,764,582	4,975,660		266,490,618
Arkema (France)	5,960,263	666,477	—	6,626,740	7,683,902		374,561,855
Brother Industries, Ltd. (Japan)	19,358,500	3,647,600	—	23,006,100	2,199,934		316,107,736
Chartered Semiconductor Manufacturing, Ltd. (Singapore)	200,000,000	—	—	200,000,000	—	(b)	113,924,516
Consorcio Ara SAB de CV (Mexico)	106,790,900	6,629,100	—	113,420,000	1,700,662		104,697,753
Corporacion Geo SAB de CV, Series B (Mexico)	47,605,400	—	—	47,605,400	—	(b)	159,298,596
Epcos AG (Germany)	6,328,100	2,500,000	—	8,828,100	2,708,963		145,665,832
Grupo Televisa SA (Mexico)	26,823,592	9,407,000	—	36,230,592	12,774,182		855,766,583
Infineon Technologies AG (Germany)	66,627,800	16,850,000	—	83,477,800	—	(b)	726,817,364
Kyocera Corp. (Japan)	5,919,200	3,745,000		9,664,200	5,108,520		910,128,549
Lanxess AG (Germany)	8,792,359	470,000	—	9,262,359	12,235,043		380,328,057
Makhteshim-Agan Industries, Ltd. (Israel)	26,459,809	—	(26,459,809)	—	4,335,922		—
Mediceo Paltac Holdings Co., Ltd. (Japan)	25,959,700	—	(5,000,000)	20,959,700	2,303,486		385,697,168
Naspers, Ltd. (South Africa)	27,060,000	9,001,893	—	36,061,893	—		787,558,583
NGK Spark Plug Co., Ltd. (Japan)	7,904,000	9,596,000	—	17,500,000	2,073,117		200,899,374
Nortel Networks Corp. (Canada)	24,990,705	15,018,585	—	40,009,290	—	(b)	328,876,364
Qimonda AG (Germany)	22,470,300	—	—	22,470,300	—	(b)	53,479,314
Seiko Epson Corp. (Japan)	13,865,000	—	(4,784,400)	9,080,600	2,077,237		—	(c)
The Bank of Yokohama, Ltd. (Japan)	82,015,000	3,500,000	(2,500,000)	83,015,000	5,204,774		573,838,207
Thomson (France)	17,885,792	7,130,000	—	25,015,792	—		130,761,986
Toto, Ltd. (Japan)	37,907,000	—	(855,000)	37,052,000	2,484,641		261,005,754
Wienerberger AG (Austria)	5,983,876	181,000	—	6,164,876	11,744,935		258,866,903
Yamaha Motor Co., Ltd. (Japan)	22,220,000	1,260,000	—	23,480,000	4,138,932		439,372,416

					$85,493,552		$7,852,081,561

(a)	Net of foreign taxes, if any
(b)	Non-income producing
(c)	Company was not an affiliate at the end of the period

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 12

FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2008	2007	2006	2005	2004	2003

Net asset value, beginning of period	$46.02	$43.66	$35.03	$30.64	$23.48	$15.81
Income from investment operations:
Net investment income	0.68	1.25	0.57	0.33	0.26	0.14
Net realized and unrealized gain (loss)	(5.99)	3.87	9.24	4.80	7.36	7.67

Total from investment operations	(5.31)	5.12	9.81	5.13	7.62	7.81

Distributions to shareholders from:
Net investment income	—	(1.26)	(0.56)	(0.35)	(0.24)	(0.14)
Net realized gain	—	(1.50)	(0.62)	(0.39)	(0.22)	—

Total distributions	—	(2.76)	(1.18)	(0.74)	(0.46)	(0.14)

Net asset value, end of period	$40.71	$46.02	$43.66	$35.03	$30.64	$23.48

Total return	(11.54)%	11.71%	28.00%	16.74%	32.46%	49.42%†
Ratios/supplemental data:
Net assets, end of period (millions)	$49,355	$53,479	$30,899	$13,357	$4,203	$655
Ratio of expenses to average net assets	0.65%*	0.65%	0.66%	0.70%	0.77%	0.82%
Ratio of expenses to average net assets, before reimbursement by investment manager	0.65%*	0.65%	0.66%	0.70%	0.77%	0.84%
Ratio of net investment income to average net assets	3.27%*	3.11%	1.82%	1.54%	1.90%	1.53%
Portfolio turnover rate	13%	16%	9%	7%	6%	11%

*	Annualized
†

Expense reimbursements were paid by Dodge & Cox from the Fund’s inception through June 30, 2003 to maintain operating expenses at 0.90%. Accordingly, without the expense reimbursements, the Fund’s returns prior to June 30, 2003 would have been lower.

See accompanying Notes to Financial Statements

PAGE 13 ▪ DODGE & COX INTERNATIONAL STOCK FUND

FUND’S HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

DODGE & COX INTERNATIONAL STOCK FUND ▪ PAGE 14

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (64)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Global Investment Policy Committee (GIPC) (since 2008) and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (56)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of IPC	—
Dana M. Emery (46)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager and member of FIIPC	—
Charles F. Pohl (50)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst and member of IPC, GIPC (since 2008), IIPC (since 2007) and FIIPC	—
Diana S. Strandberg (48)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Portfolio Manager and member of IPC, GIPC (since 2008) and IIPC	—
David H. Longhurst (51)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox (since 2008); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)	—
Thomas M. Mistele (54)	Secretary (Officer since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary and General Counsel of Dodge & Cox	—
Marcia P. Venegas (39)	Chief Compliance Officer (Officer since 2004)	Chief Compliance Officer of Dodge & Cox (since 2005), Compliance Officer of Dodge & Cox (2003-2004)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (68)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (66)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care, Inc. (managed health care) (2004-Present); Director, Metavante Technologies, Inc. (software) (2007 to present); Director, Serena Software, Inc. (software) (2007 to present)
Thomas A. Larsen (58)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (61)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (68)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Fund’s website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 15 ▪ DODGE & COX INTERNATIONAL STOCK FUND

Balanced Fund

www.dodgeandcox.com

For Fund literature, transactions and account information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of June 30, 2008, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

06/08 BF SAR       Printed on recycled paper

2008

Semi-Annual Report

June 30, 2008

Balanced Fund

ESTABLISHED 1931

TICKER:  DODBX

TO OUR SHAREHOLDERS

The Dodge & Cox Balanced Fund had a total return of -11.3% for the six months ending June 30, 2008, compared to a total return of -6.7% for the Combined Index (a 60/40 blend of stocks and fixed income securities)1. Longer-term results can be found on page three. As of June 30, the Fund’s net assets of $22.4 billion were invested in 71.2% common stocks, 27.6% fixed income securities and 1.2% cash.

In spite of the disappointing first-half returns, we remain optimistic about the Fund’s long-term return prospects. In this volatile environment, many attractive opportunities exist for those with the patience and discipline to look through the current troubles to the long-term investment opportunity. We believe our longstanding approach, featuring a three-to-five year investment horizon; fundamental analysis of individual securities; a focus on valuation; and a well-diversified portfolio, provides the necessary elements to successfully navigate the current environment.

INVESTMENT STRATEGY

The last 12 months have been challenging for parts of the U.S. economy, many sectors of the stock and bond markets, as well as the Fund’s performance. Stocks were down significantly and bond returns, though modestly positive, have not made up for the losses from equities. The result has been the worst 12-month return (down 14%) for the Fund in several decades.

As we pass the 12-month point of the “credit crisis,” the current market environment can still be characterized as one focused on risk aversion. In this environment, we believe the substantial declines among equities have created attractive opportunities for the patient, long-term investor. To capitalize on this, we have leaned into the prevailing wind and increased the Fund’s equity holdings at the expense of bonds and cash. We make strategic changes like these from a bottom-up perspective, weighing the potential returns of investments on a security-by-security basis. By June 30, we had raised the equity weighting to 71% of the Fund, a 5% increase from the end of 2007. This contrarian approach to investing has served our shareholders well through many market cycles—although we have often been early in the past, as we have been so far this year.

EQUITY PORTFOLIO

With the decline in housing prices and increase in oil prices, equity investors have been appropriately concerned about the short-term earnings from finance companies and enthusiastic about the current earnings from the Energy sector. However, we remain skeptical that the good news for Energy and the bad news for Financials will remain static. The combination of long-term profit cycles and today’s valuations leads us to believe that compelling investment returns will be increasingly difficult for Energy companies, and that returns are likely to be more attractive in the Financials sector.

Financials

The largest detractor from the equity portfolio’s results in the first half of the year was the performance of its Financials holdings, which were down more than 35%. As of June 30, 2008, 12% of the Fund’s assets were invested in a variety of Financials common stocks. We have selectively expanded the portfolio’s Financials weighting because, in our opinion, the magnitude of their valuation decline has far surpassed the deterioration in their long-term earnings potential. For instance, in the face of recent stock price declines, we have added to positions in American International Group (AIG) (down 54% through June 30) and Wachovia (down 58%) and started a new position in Fannie Mae in the first quarter. As the “credit crisis” has unfolded, we acknowledge that the fundamental challenges to these companies are significant, but that the write-offs of bad loans have coincided with significant new capital being raised. Further, improved profitability for the banks and insurers able to continue to write business has demonstrated that “Financials” is not a homogeneous industry. Wells Fargo and Fannie Mae, for example, appeared to profitably increase their market share during this period.

Energy

The portfolio’s underweighted position [relative to the Standard & Poor’s 500 Index (S&P 500)] in the Energy sector also hurt relative equity performance. As of June 30, 7% of the Fund was invested in this equity sector. From 1998 to 2000, the price of oil doubled from $15 to $30/barrel. Since 2000, it is up by more than 400%. Energy stocks remain at reasonable valuations as measured by their price-to-earnings ratios, with the integrated producers selling at substantial discounts to the overall market and the oil service companies selling at modest premiums. However, the integrated producers face significant cost pressures and less reliable suppliers, so sustaining earnings at current prices will be a significant challenge going forward.

PAGE 1 ▪ DODGE & COX BALANCED FUND

FIXED INCOME PORTFOLIO

Despite the recent reduction in the Fund’s fixed income allocation, there remain interesting pockets of opportunity within the bond market. Bond investors have generally shied away from Corporate bonds in the past year and this sector has substantially underperformed U.S. Treasuries. Current valuations have cheapened dramatically, while Treasury yields remain quite low. In our estimation, the valuation declines of many securities within this sector (resulting in higher incremental yields over Treasuries) have far exceeded the associated increase in risk, particularly when viewed over our extended, three-to-five year investment horizon. In response, we have substantially increased the proportion of Corporates in the Fund’s fixed income portfolio to capitalize on the current uncertainty surrounding them. At the same time, we have eliminated the Fund’s investments in U.S. Treasuries because of their poor long-term total return prospects.

IN CLOSING

The Fund remains well diversified across major economic, asset class and market sectors. As investors continue to grapple with news about ongoing credit market turmoil and the near-term U.S. economic outlook, we believe that significant investment opportunities are being created. Our team of portfolio managers and analysts continues to work diligently on your behalf to implement our long-standing investment philosophy.

Thank you for your continued confidence in our firm as a shareholder in the Dodge & Cox Balanced Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Kenneth E. Olivier, President

August 7, 2008

[1]

The Combined Index reflects an unmanaged portfolio of 60% of the Standard & Poor’s 500 Index (S&P 500) and 40% of the Lehman Brothers Aggregate Bond Index (LBAG). The Fund may, however, invest up to 75% of its total assets in stocks.

PERFORMANCE REVIEW

Key Detractors from Results

¡

A higher allocation to poor-performing equities at the expense of better-performing bonds hurt performance. Stocks were down 11.9% (as measured by the S&P 500), while bonds were up 1.1% (as measured by the LBAG).

¡

The Fund’s equity holdings underperformed the S&P’s 500 Index over the first six months of the year, driven by an overweight position in poor-performing Financials and an underweighting of the strong Energy sector. Individual holdings which significantly detracted from results were: Motorola (down 54%), WellPoint (down 46%) and News Corp. (down 26%).

¡

Though the Fund’s fixed income holdings maintained their value, they lagged the Lehman Brothers Aggregate Bond Index’s (LBAG) 1.1% return primarily due to a high relative weighting in the weak-performing Corporate bond sector. GMAC, Kaupthing Bank, Sprint Nextel and Wachovia bonds had particularly poor returns.

Key Contributors to Results

¡

Several equity holdings which contributed positively were: Occidental Petroleum (up 18%), EDS (which agreed to be acquired by Hewlett-Packard, up 18%), Schlumberger (up 10%), Matsushita (up 6%) and Comcast (up 4%).

¡

The fixed income portfolio’s nominal yield advantage (greater than the LBAG at the beginning of and throughout the first half) resulted in a higher relative level of income, contributing positively to relative performance.

DODGE & COX BALANCED FUND ▪ PAGE 2

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 1998

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2008

	1 Year	5 Years	10 Years	20 Years

Dodge & Cox Balanced Fund	–14.36%	7.19%	7.83%	11.00%
Combined Index	–5.23	6.21	4.32	9.45
S&P 500	–13.10	7.58	2.89	10.44
Lehman Brothers Aggregate Bond Index (LBAG)	7.13	3.86	5.68	7.36

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.; Standard & Poor’s, Standard & Poor’s 500, and S&P 500® are trademarks of The McGraw-Hill Companies, Inc.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2008	Beginning Account Value 1/1/2008	Ending Account Value 6/30/2008	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 886.90	$2.49
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.23	2.66
*	Expenses are equal to the Fund’s annualized expense ratio of 0.53%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

PAGE 3 ▪ DODGE & COX BALANCED FUND

FUND INFORMATION	June 30, 2008

GENERAL INFORMATION
Net Asset Value Per Share	$69.49
Total Net Assets (billions)	$22.4
30-Day SEC Yield(a)	3.11%
Expense Ratio (1/1/08 to 6/30/08, annualized)	0.53%
Portfolio Turnover Rate (1/1/08 to 6/30/08, unannualized)	18%
Fund Inception	1931
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 22 years, and by the Fixed Income Investment Policy Committee, whose nine members’ average tenure is 14 years.

STOCK PORTFOLIO (71.2%)	Fund
Number of Stocks	81
Median Market Capitalization (billions)	$19
Price-to-Earnings Ratio(b)	11.7x
Foreign Stocks(c)	13.8%

SECTOR DIVERSIFICATION (FIVE LARGEST)
Health Care	15.3%
Consumer Discretionary	15.1
Financials	12.3
Information Technology	11.7
Energy	6.6

TEN LARGEST HOLDINGS(d)
Comcast Corp.	3.2%
Hewlett-Packard Co.	3.2
Wachovia Corp.	2.3
Novartis AG (Switzerland)	2.1
Wal-Mart Stores, Inc.	2.1
Time Warner, Inc.	2.1
GlaxoSmithKline PLC (United Kingdom)	2.0
Sanofi-Aventis (France)	1.9
Sony Corp. (Japan)	1.9
News Corp.	1.9

ASSET ALLOCATION

FIXED INCOME PORTFOLIO (27.6%)	Fund
Number of Fixed Income Securities	291
Effective Maturity	6.9 years
Effective Duration	4.0 years

SECTOR DIVERSIFICATION
U.S. Treasury & Government Related	1.2%
Mortgage-Related Securities	12.0
Asset-Backed Securities	0.7
Corporate	13.7

CREDIT QUALITY(e)
U.S. Government & Government Related	13.2%
Aaa	1.6
Aa	2.9
A	1.1
Baa	4.7
Ba	0.7
B	2.5
Caa	0.9
Average Quality	A1

CORPORATE ISSUERS (FIVE LARGEST)(d)
GMAC, LLC	1.3%
Ford Motor Credit Co.	1.0
Wachovia Corp.	1.0
HCA, Inc.	0.9
Time Warner, Inc.	0.9

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	Price-to-earnings (P/E) ratio is calculated using 12-month forward earnings estimates.
(c)	Foreign stocks are U.S. dollar-denominated.
(d)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

(e)

Credit quality ratings are from Moody’s Investor Services. If no Moody’s rating is available, the Standard & Poor’s rating is reported. If unrated, the investment manager determines a comparable rating. In calculating average quality, the investment manager assigns ratings to U.S. Government and Government Related securities that are higher than the ratings assigned to securities rated Aaa. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

DODGE & COX BALANCED FUND ▪ PAGE 4

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2008

COMMON STOCKS: 71.2%

	SHARES	VALUE
CONSUMER DISCRETIONARY: 15.1%
AUTOMOBILES & COMPONENTS: 1.0%
Ford Motor Co.(a)	25,126,682	$120,859,340
General Motors Corp.	8,730,000	100,395,000

		221,254,340
CONSUMER DURABLES & APPAREL: 3.6%
Matsushita Electric Industrial Co., Ltd. ADR(b) (Japan)	16,562,528	354,769,350
Sony Corp. ADR(b) (Japan)	9,861,700	431,350,758
Thomson ADR(a),(b) (France)	1,900,000	9,766,000

		795,886,108
MEDIA: 8.1%
Comcast Corp. , Class A	38,314,674	726,829,366
DISH Network Corp. , Class A(a)	2,005,365	58,717,087
Interpublic Group of Companies, Inc.(a)	7,317,000	62,926,200
Liberty Capital , Series A(a)	533,129	7,677,058
Liberty Entertainment , Series A(a)	2,132,516	51,670,863
Liberty Global, Inc. , Series A(a)	264,221	8,304,466
Liberty Global, Inc. , Series C(a)	391,068	11,872,824
News Corp., Class A	28,477,700	428,304,608
Time Warner, Inc.	31,084,600	460,052,080

		1,816,354,552
RETAILING: 2.4%
CarMax, Inc.(a)	3,300,000	46,827,000
Genuine Parts Co.	1,767,162	70,120,988
Home Depot, Inc.	7,300,000	170,966,000
Liberty Interactive , Series A(a)	6,567,300	96,933,348
Macy’s, Inc.	4,343,272	84,346,342
The Sherwin-Williams Co.	1,730,000	79,458,900

		548,652,578

		3,382,147,578
CONSUMER STAPLES: 2.3%
FOOD & STAPLES RETAILING: 2.3%
Wal-Mart Stores, Inc.	8,260,600	464,245,720
Walgreen Co.	1,829,399	59,473,761

		523,719,481
ENERGY: 6.6%
Baker Hughes, Inc.	2,873,760	250,994,199
Chevron Corp.	3,212,002	318,405,758
ConocoPhillips	1,577,900	148,937,981
Occidental Petroleum Corp.	3,216,800	289,061,648
Royal Dutch Shell PLC ADR(b) (United Kingdom)	2,550,127	204,290,674
Schlumberger, Ltd.	2,598,221	279,126,882

		1,490,817,142
FINANCIALS: 12.3%
BANKS: 4.9%
Fannie Mae	12,180,650	237,644,482
HSBC Holdings PLC ADR(b) (United Kingdom)	1,749,700	134,201,990

	SHARES	VALUE
Wachovia Corp.	32,810,661	$509,549,565
Wells Fargo & Co.	8,950,200	212,567,250

		1,093,963,287
DIVERSIFIED FINANCIALS: 3.8%
Capital One Financial Corp.	8,550,159	324,991,544
Citigroup, Inc.	14,121,500	236,676,340
Credit Suisse Group AG ADR(b) (Switzerland)	1,500,000	67,965,000
Legg Mason, Inc.	1,350,000	58,819,500
SLM Corp.(a)	8,493,700	164,353,095

		852,805,479
INSURANCE: 3.6%
AEGON NV(b) (Netherlands)	8,650,758	113,411,437
American International Group, Inc.	15,657,600	414,300,096
Genworth Financial, Inc. , Class A	2,448,000	43,598,880
Loews Corp.	1,383,108	64,867,765
The Travelers Companies, Inc.	3,739,169	162,279,935

		798,458,113

		2,745,226,879
HEALTH CARE: 15.3%
HEALTH CARE EQUIPMENT & SERVICES: 5.5%
Boston Scientific Corp.(a)	13,673,800	168,051,002
Cardinal Health, Inc.	6,591,400	339,984,412
Covidien, Ltd.	3,716,400	177,978,396
Health Management Associates, Inc.(a)	3,900,000	25,389,000
UnitedHealth Group, Inc.	5,748,800	150,906,000
WellPoint, Inc.(a)	7,648,000	364,503,680

		1,226,812,490
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES: 9.8%
Amgen, Inc.(a)	6,570,000	309,841,200
GlaxoSmithKline PLC ADR(b) (United Kingdom)	9,948,100	439,904,982
Novartis AG ADR(b) (Switzerland)	8,516,000	468,720,640
Pfizer, Inc.	18,788,867	328,241,506
Sanofi-Aventis ADR(b) (France)	13,212,400	439,048,052
Wyeth	4,321,800	207,273,528

		2,193,029,908

		3,419,842,398
INDUSTRIALS: 3.8%
CAPITAL GOODS: 2.2%
General Electric Co.	10,862,700	289,925,463
Koninklijke Philips Electronics NV(b) (Netherlands)	1,400,000	47,320,000
Masco Corp.	2,507,600	39,444,548
Tyco International, Ltd.	2,771,400	110,966,856

		487,656,867

PAGE 5 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2008

COMMON STOCKS (continued)

	SHARES	VALUE
COMMERCIAL SERVICES & SUPPLIES: 0.2%
Pitney Bowes, Inc.	1,422,650	$48,512,365
TRANSPORTATION: 1.4%
FedEx Corp.	3,890,250	306,512,798

		842,682,030
INFORMATION TECHNOLOGY: 11.7%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT: 0.5%
Maxim Integrated Products, Inc.	5,700,000	120,555,000
SOFTWARE & SERVICES: 3.2%
BMC Software, Inc.(a)	2,451,000	88,236,000
Cadence Design Systems, Inc.(a)	5,464,400	55,190,440
Citrix Systems, Inc.(a)	2,442,010	71,819,514
Computer Sciences Corp.(a)	4,543,548	212,819,788
Compuware Corp.(a)	6,945,688	66,261,864
EBay, Inc.(a)	7,067,600	193,157,508
Synopsys, Inc.(a)	1,266,606	30,284,549

		717,769,663
TECHNOLOGY, HARDWARE & EQUIPMENT: 8.0%
Hewlett-Packard Co.	16,405,331	725,279,684
Hitachi, Ltd. ADR(b) (Japan)	2,590,000	185,651,200
Kyocera Corp. ADR(b) (Japan)	1,056,000	99,316,800
Molex, Inc.	600,000	14,646,000
Molex, Inc. , Class A	2,519,728	57,726,968
Motorola, Inc.	46,997,800	344,963,852
Sun Microsystems, Inc.(a)	1,856,575	20,199,536
Tyco Electronics, Ltd.	3,596,700	128,833,794
Xerox Corp.	15,316,850	207,696,486

		1,784,314,320

		2,622,638,983
MATERIALS: 2.7%
Cemex SAB de CV ADR(b) (Mexico)	3,762,592	92,936,022
Domtar Corp.(a)	6,600,000	35,970,000
Dow Chemical Co.	9,657,959	337,159,349
Rohm and Haas Co.	1,990,700	92,448,108
Vulcan Materials Co.	700,000	41,846,000

		600,359,479
TELECOMMUNICATION SERVICES: 1.4%
Sprint Nextel Corp.	32,560,800	309,327,600

		309,327,600

TOTAL COMMON STOCKS (Cost $16,431,493,484)		$15,936,761,570

FIXED INCOME SECURITIES: 27.6%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT RELATED: 1.2%
GOVERNMENT RELATED: 1.2%
Arkansas Dev. Fin. Auth. GNMA Guaranteed Bonds 9.75%, 11/15/14	$2,365,001	$2,536,795
Small Business Administration — 504 Program
Series 96-20L, 6.70%, 12/1/16	1,602,825	1,640,485
Series 97-20F, 7.20%, 6/1/17	2,334,029	2,420,329
Series 97-20I, 6.90%, 9/1/17	3,784,896	3,909,613
Series 98-20D, 6.15%, 4/1/18	4,409,944	4,510,158
Series 98-20I, 6.00%, 9/1/18	2,709,318	2,744,860
Series 99-20F, 6.80%, 6/1/19	3,283,111	3,404,127
Series 00-20D, 7.47%, 4/1/20	9,787,301	10,297,348
Series 00-20E, 8.03%, 5/1/20	3,957,897	4,221,791
Series 00-20G, 7.39%, 7/1/20	6,399,255	6,731,306
Series 00-20I, 7.21%, 9/1/20	4,181,040	4,391,740
Series 01-20E, 6.34%, 5/1/21	9,562,864	9,888,542
Series 01-20G, 6.625%, 7/1/21	8,722,245	9,165,727
Series 03-20J, 4.92%, 10/1/23	17,961,910	17,744,569
Series 05-20F, 4.57%, 6/1/25	37,792,000	35,763,972
Series 05-20K, 5.36%, 11/1/25	31,917,673	32,095,764
Series 06-20D, 5.64%, 4/1/26	45,051,823	45,636,510
Series 06-20F, 5.82%, 6/1/26	49,736,978	50,972,733
Series 07-20F, 5.71%, 6/1/27	11,505,316	11,662,423

		259,738,792
MORTGAGE-RELATED SECURITIES: 12.0%
FEDERAL AGENCY CMO & REMIC: 1.1%
Dept. of Veterans Affairs
Trust 1995-1A 1, 7.207%, 2/15/25	1,139,519	1,212,404
Trust 1995-2C 3A, 8.793%, 6/15/25	518,651	567,097
Fannie Mae
SMBS I-1, 6.50%, 4/1/09	2,113	2,115
Trust 1993-207 G, 6.15%, 4/25/23	858,456	862,942
Trust 2002-33 A1, 7.00%, 6/25/32	4,393,943	4,653,763
Trust 2005-W4 1A2, 6.50%, 8/25/35	28,112,761	29,441,826
Trust 2001-T7 A1, 7.50%, 2/25/41	4,304,334	4,563,383
Trust 2001-T8 A1, 7.50%, 7/25/41	4,499,905	4,768,630
Trust 2001-W3 A, 7.00%, 9/25/41	1,657,510	1,733,383
Trust 2002-W6 2A1, 7.00%, 6/25/42	4,255,881	4,399,085
Trust 2002-W8 A2, 7.00%, 6/25/42	4,964,227	5,242,068
Trust 2003-W2 1A1, 6.50%, 7/25/42	9,169,377	9,618,767
Trust 2003-W2 1A2, 7.00%, 7/25/42	3,710,011	3,936,244
Trust 2003-W4 4A, 7.50%, 10/25/42	5,448,450	5,727,030
Trust 2004-T1 1A2, 6.50%, 1/25/44	8,696,769	9,065,494
Trust 2004-W2 5A, 7.50%, 3/25/44	19,180,614	20,624,959
Freddie Mac
Series 2100 GS, 6.50%, 12/15/13	5,810,990	6,050,679
Series 2430 UC, 6.00%, 9/15/16	8,989,413	9,212,111
Series 1078 GZ, 6.50%, 5/15/21	982,539	1,013,247
Series (GN) 16 PK, 7.00%, 8/25/23	11,215,935	11,819,870
Series T-48 1A4, 5.538%, 7/25/33	68,443,148	67,063,848
Series T-051 1A, 6.50%, 9/25/43	435,438	441,727
Series T-59 1A1, 6.50%, 10/25/43	27,610,292	27,915,088

		229,935,760

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2008

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 10.9%
Fannie Mae, 10 Year
6.00%, 1/1/12 - 10/1/14	$18,578,768	$19,014,083
Fannie Mae, 15 Year
5.50%, 4/1/18-1/1/21	65,437,038	66,361,357
6.00%, 12/1/13-3/1/22	231,817,992	238,514,536
6.50%, 1/1/13-11/1/18	123,084,268	128,341,033
7.00%, 7/1/11-11/1/18	9,450,092	9,924,032
7.50%, 9/1/15-8/1/17	41,606,740	43,538,077
Fannie Mae, 20 Year
5.50%, 1/1/23	14,726,246	14,727,285
6.50%, 1/1/22-10/1/26	25,306,817	26,128,568
Fannie Mae, 30 Year
6.00%, 8/25/32-11/1/35	401,768,494	408,115,347
6.50%, 12/1/32-11/1/37	375,717,948	387,195,192
7.50%, 8/1/10-7/1/19	17,069	17,495
8.00%, 1/1/09	1,798	1,813
Fannie Mae, Hybrid ARM
3.841%, 6/1/34	46,484,926	46,673,132
4.427%, 7/1/33	26,922,490	27,180,813
4.662%, 9/1/34	15,439,871	15,531,988
4.749%, 1/1/35	9,500,147	9,637,839
4.755%, 3/1/35	17,587,986	17,733,710
4.758%, 12/1/34	15,269,148	15,437,584
4.835%, 8/1/35	9,908,243	10,034,586
5.029%, 7/1/35	120,238,821	121,142,237
5.058%, 7/1/35	43,227,844	43,571,385
5.297%, 1/1/36	51,367,024	52,088,393
5.555%, 5/1/36	47,006,974	47,851,194
6.001%, 1/1/35	8,425,257	8,459,378
Fannie Mae, Multifamily DUS
Pool 545258, 1.00%, 11/1/11	862,485	889,538
Pool 555728, 4.02%, 8/1/13	331,882	318,249
Pool 555162, 4.835%, 1/1/13	14,955,934	14,895,989
Pool 760762, 4.89%, 4/1/12	16,115,000	16,142,088
Pool 555316, 4.918%, 2/1/13	4,311,146	4,307,562
Pool 735387, 4.926%, 4/1/15	13,587,650	13,398,124
Pool 555148, 4.975%, 1/1/13	4,604,397	4,607,168
Pool 555806, 5.097%, 10/1/13	3,280,805	3,283,213
Pool 461628, 5.32%, 4/1/14	10,308,651	10,397,355
Pool 462086, 5.355%, 11/1/15	28,094,949	28,119,772
Pool 545316, 5.636%, 12/1/11	4,744,511	4,859,353
Pool 323350, 5.662%, 11/1/08	1,617,839	1,614,021
Pool 545387, 5.896%, 1/1/12	5,555,385	5,732,970
Pool 545685, 5.931%, 4/1/12	23,044,414	23,814,547
Pool 380735, 5.965%, 10/1/08	5,279,555	5,267,064
Pool 323492, 6.095%, 1/1/09	2,497,111	2,491,205
Freddie Mac, 30 Year
8.00%, 11/1/10	469	474
8.25%, 2/1/17	64	65
8.75%, 5/1/10	7,543	7,720
Freddie Mac Gold, 15 Year
6.00%, 10/1/13-10/1/18	77,779,403	79,790,806
6.50%, 7/1/14-3/1/18	49,204,967	51,215,474
7.00%, 12/1/08-4/1/15	416,714	430,062
7.75%, 7/25/21	1,301,708	1,399,692

	PAR VALUE	VALUE
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	$47,681,833	$49,278,321
Freddie Mac Gold, 30 Year
6.00%, 6/1/35	47,360,161	48,217,639
6.50%, 9/1/18-4/1/33	95,884,327	99,723,478
7.47%, 3/17/23	354,081	378,124
8.50%, 1/1/23	13,681	14,699
Freddie Mac Gold, Hybrid ARM
3.797%, 5/1/34	17,088,805	17,147,607
4.806%, 10/1/35	26,790,822	27,113,875
4.841%, 5/1/35	80,440,614	80,952,451
5.385%, 11/1/35	47,912,460	48,681,119
6.338%, 11/1/36	33,720,175	34,603,743
Ginnie Mae, 30 Year
7.50%, 11/15/24-10/15/25	3,961,868	4,252,017
7.97%, 4/15/20-1/15/21	2,054,041	2,231,452

		2,442,798,093
PRIVATE LABEL CMO & REMIC SECURITIES: 0.0%(e)
Union Planters Mortgage Finance Corp. Series 2000-1 A1, 7.70%, 12/25/24	3,223,286	3,402,459

		2,676,136,312
ASSET-BACKED SECURITIES: 0.7%
STUDENT LOAN: 0.7%
SLM Student Loan Trust
Series 2006-3 A2, 2.92%, 1/25/16	611,610	610,795
Series 2006-09 A2, 2.92%, 4/25/17	23,315,831	23,315,668
Series 2007-2 A2, 2.92%, 7/25/17	124,000,000	122,530,563
Series 2006-10 A2, 2.93%, 10/25/17	16,870,288	16,835,189

		163,292,215
CORPORATE: 13.7%
FINANCIALS: 5.0%
Bank of America Corp.
5.30%, 3/15/17	50,000,000	45,897,450
8.00%, 12/15/26(c) (callable)	17,355,000	17,574,106
5.625%, 3/8/35(c)	10,000,000	8,142,740
6.625%, 5/23/36(c)	41,040,000	37,832,273
Boston Properties, Inc.
6.25%, 1/15/13	42,070,000	42,532,266
5.625%, 4/15/15	29,500,000	28,152,914
5.00%, 6/1/15	2,890,000	2,658,315
Capital One Financial Corp. 6.75%, 9/15/17	70,630,000	70,357,160
CIGNA Corp.
7.65%, 3/1/23	9,745,000	10,066,607
7.875%, 5/15/27	12,970,000	13,403,861
8.30%, 1/15/33	9,050,000	9,835,214
6.15%, 11/15/36	5,500,000	4,844,796
Citigroup, Inc. 6.125%, 11/21/17	35,000,000	33,589,605
General Electric Co. 3.003%, 11/1/12	190,000,000	184,180,300
Health Net, Inc. 6.375%, 6/1/17	18,675,000	16,060,500

PAGE 7 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2008

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
HSBC Holdings PLC(b)(United Kingdom)
6.50%, 5/2/36	$23,000,000	$21,384,664
6.50%, 9/15/37	45,000,000	41,021,280
JPMorgan Chase & Co.(c)
8.75%, 9/1/30	28,187,000	31,039,073
5.85%, 8/1/35	5,955,000	4,891,717
Kaupthing Bank HF(b),(d)(Iceland) 7.125%, 5/19/16	65,060,000	45,848,172
Safeco Corp. 4.875%, 2/1/10	15,131,000	15,022,586
SLM Corp. 8.45%, 6/15/18	50,000,000	47,966,800
Travelers Cos., Inc.
5.00%, 3/15/13	10,250,000	9,990,542
5.50%, 12/1/15	9,160,000	9,041,332
6.25%, 6/20/16	22,000,000	22,408,562
5.75%, 12/15/17	21,660,000	21,023,153
Unum Group
7.625%, 3/1/11	8,426,000	8,749,609
6.85%, 11/15/15(d)	10,200,000	10,124,612
7.19%, 2/1/28	8,500,000	7,421,919
7.25%, 3/15/28	12,130,000	11,100,900
6.75%, 12/15/28	11,633,000	10,041,606
Wachovia Corp.
3.05%, 4/23/12	186,000,000	172,618,974
6.00%, 11/15/17	46,000,000	42,952,086
WellPoint, Inc.
5.00%, 12/15/14	13,070,000	12,264,208
5.25%, 1/15/16	60,000,000	56,393,820
5.875%, 6/15/17	1,275,000	1,232,395

		1,127,666,117
INDUSTRIALS: 7.5%
AT&T, Inc. 8.00%, 11/15/31	5,130,000	5,889,255
Boston Scientific Corp.
5.45%, 6/15/14	24,085,000	22,218,413
6.25%, 11/15/15	1,075,000	1,005,125
6.40%, 6/15/16	21,905,000	20,590,700
Comcast Corp.
5.30%, 1/15/14	63,050,000	61,117,076
5.85%, 11/15/15	26,500,000	25,943,553
5.90%, 3/15/16	3,180,000	3,107,140
6.50%, 1/15/17	26,714,000	26,872,788
Covidien, Ltd. 6.00%, 10/15/17	9,710,000	9,827,423
Cox Communications, Inc.
5.45%, 12/15/14	75,530,000	72,581,762
5.50%, 10/1/15	15,265,000	14,713,155
5.875%, 12/1/16(d)	25,145,000	24,247,449
Dillard’s, Inc.
7.85%, 10/1/12	14,000,000	13,020,000
7.13%, 8/1/18	10,831,000	8,299,254
7.875%, 1/1/23	8,860,000	6,290,600
7.75%, 7/15/26	50,000	35,375
7.75%, 5/15/27	550,000	389,125
7.00%, 12/1/28	15,490,000	10,533,200

	PAR VALUE	VALUE
Dow Chemical Co.
4.027%, 9/30/09(d)	$33,950,000	$33,741,717
7.375%, 11/1/29	20,170,000	21,392,403
Ford Motor Credit Co.(g)
7.375%, 2/1/11	166,700,000	135,279,717
7.25%, 10/25/11	118,160,000	91,569,392
GMAC, LLC
6.875%, 9/15/11	207,200,000	142,418,920
6.875%, 8/28/12	20,691,000	13,950,537
8.00%, 11/1/31	209,640,000	136,266,000
HCA, Inc.
8.75%, 9/1/10	27,750,000	28,096,875
7.875%, 2/1/11	23,798,000	23,441,030
6.95%, 5/1/12	50,090,000	47,335,050
6.30%, 10/1/12	11,400,000	10,231,500
6.25%, 2/15/13	47,740,000	41,414,450
6.75%, 7/15/13	27,400,000	24,043,500
5.75%, 3/15/14	20,420,000	16,999,650
6.50%, 2/15/16	22,000,000	18,315,000
Lafarge SA(b)(France) 6.50%, 7/15/16	33,715,000	32,761,235
Liberty Media Corp.
8.50%, 7/15/29	32,630,000	30,184,095
8.25%, 2/1/30	25,143,000	22,239,741
Macy’s, Inc.
7.625%, 8/15/13	5,900,000	5,808,680
7.45%, 10/15/16	11,675,000	10,967,448
6.90%, 4/1/29	8,080,000	6,828,101
6.90%, 1/15/32	55,984,000	46,199,060
6.70%, 7/15/34	21,275,000	17,569,831
Sprint Nextel Corp.
6.00%, 12/1/16	39,585,000	34,043,100
6.875%, 11/15/28	10,085,000	8,395,763
Time Warner, Inc.
7.625%, 4/15/31	107,980,000	109,626,263
7.70%, 5/1/32	79,490,000	81,382,100
Xerox Corp.
7.125%, 6/15/10	13,425,000	13,865,206
6.875%, 8/15/11	135,655,000	140,582,397

		1,671,630,154
TRANSPORTATION: 1.2%
Burlington Northern Santa Fe Corp.
4.30%, 7/1/13	7,320,000	6,928,600
8.251%, 1/15/21	1,318,528	1,464,226
4.967%, 4/1/23	12,494,443	11,610,489
5.72%, 1/15/24	23,751,797	23,371,604
5.629%, 4/1/24	27,313,120	27,215,047
5.342%, 4/1/24	17,629,321	17,215,953
5.996%, 4/1/24	23,750,283	23,662,514
CSX Corp. 9.75%, 6/15/20	5,351,000	6,442,465
FedEx Corp. 6.72%, 7/15/23	16,114,154	16,019,921

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2008

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Norfolk Southern Corp.
7.70%, 5/15/17	$13,000,000	$14,471,626
9.75%, 6/15/20	7,389,000	9,211,188
Union Pacific Corp.
6.125%, 1/15/12	15,720,000	16,218,120
6.50%, 4/15/12	3,550,000	3,711,032
5.375%, 5/1/14	2,935,000	2,881,357
4.875%, 1/15/15	8,320,000	7,889,074
6.33%, 1/2/20	30,008,784	31,220,726
5.866%, 7/2/30	36,844,074	36,017,661
6.176%, 1/2/31	22,981,765	23,099,398

		278,651,001

		3,077,947,272

TOTAL FIXED INCOME SECURITIES (Cost $6,453,736,856)		$6,177,114,591

SHORT-TERM INVESTMENTS: 1.0%
MONEY MARKET FUND: 0.1%
SSgA Prime Money Market Fund	22,480,735	22,480,735
REPURCHASE AGREEMENT: 0.9%
Fixed Income Clearing Corporation(f) 2.20%, 7/1/08, maturity value $201,888,337	201,876,000	201,876,000

TOTAL SHORT-TERM INVESTMENTS (Cost $224,356,735)		224,356,735

TOTAL INVESTMENTS (Cost $23,109,587,075)	99.8%	22,338,232,896
OTHER ASSETS LESS LIABILITIES	0.2%	54,056,394

NET ASSETS	100.0%	$22,392,289,290

(a)	Non-income producing
(b)	Security issued by a foreign entity, denominated in U.S. dollars
(c)	Cumulative preferred security
(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2008, all such securities in total represented $113,961,950 or 0.5% of net assets.

(e)	Rounds to 0.0%
(f)	Repurchase agreement is collateralized by Freddie Mac 3.25%, 2/19/10. Total collateral value is $205,915,781.
(g)	Subsidiary (see Note below)

Note: Except as noted, investments are grouped by parent company. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ADR: American Depositary Receipt

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

PAGE 9 ▪ DODGE & COX BALANCED FUND	See accompanying Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2008
ASSETS:
Investments, at value (cost $23,109,587,075)	$22,338,232,896
Receivable for investments sold	42,696,365
Receivable for paydowns on mortgage-backed securities	3,832,411
Receivable for Fund shares sold	11,397,461
Dividends and interest receivable	101,863,088
Prepaid expenses and other assets	47,473

22,498,069,694

LIABILITIES:
Payable for investments purchased	27,583,144
Payable for Fund shares redeemed	66,359,958
Management fees payable	9,715,022
Accrued expenses	2,122,280

105,780,404

NET ASSETS	$22,392,289,290

NET ASSETS CONSIST OF:
Paid in capital	$22,188,664,759
Undistributed net investment income	12,512,083
Undistributed net realized gain on investments	962,466,627
Net unrealized depreciation on investments	(771,354,179)

$22,392,289,290

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	322,236,881
Net asset value per share	$69.49

STATEMENT OF OPERATIONS (unaudited)

Period Ended June 30, 2008
INVESTMENT INCOME:
Dividends (net of foreign taxes of $6,146,942)	$204,764,698
Interest	216,472,158

421,236,856

EXPENSES:
Management fees	61,503,597
Custody and fund accounting fees	240,361
Transfer agent fees	1,922,472
Professional services	57,579
Shareholder reports	807,191
Registration fees	278,139
Trustees’ fees	77,188
Miscellaneous	309,764

65,196,291

NET INVESTMENT INCOME	356,040,565

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain	966,526,891
Net change in unrealized appreciation/depreciation	(4,279,630,742)

Net realized and unrealized loss	(3,313,103,851)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$(2,957,063,286)

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Period Ended June 30, 2008	Year Ended December 31, 2007
OPERATIONS:
Net investment income	$356,040,565	$736,458,997
Net realized gain	966,526,891	1,956,206,007
Net change in unrealized appreciation/depreciation	(4,279,630,742)	(2,205,494,423)

Net increase (decrease) in net assets from operations	(2,957,063,286)	487,170,581

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(347,588,746)	(755,711,777)
Net realized gain	(433,264,663)	(1,662,945,292)

Total distributions	(780,853,409)	(2,418,657,069)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	1,640,501,393	3,783,203,996
Reinvestment of distributions	748,018,744	2,319,059,647
Cost of shares redeemed	(3,190,687,349)	(4,696,208,213)

Net increase (decrease) from Fund share transactions	(802,167,212)	1,406,055,430

Total decrease in net assets	(4,540,083,907)	(525,431,058)

NET ASSETS:
Beginning of period	26,932,373,197	27,457,804,255

End of period (including undistributed net investment income of $12,512,083 and $0, respectively)	$22,392,289,290	$26,932,373,197

SHARE INFORMATION:
Shares sold	21,490,557	42,672,570
Distributions reinvested	10,378,642	27,828,536
Shares redeemed	(42,135,462)	(53,297,703)

Net increase (decrease) in shares outstanding	(10,266,263)	17,203,403

See accompanying Notes to Financial Statements	DODGE & COX BALANCED FUND ▪ PAGE 10

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Stocks are valued at the official quoted close price or the last sale of the day at the close of the NYSE or, if not available, at the mean between the exchange-listed bid and ask prices for the day. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and computerized pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and computerized pricing models. Valuations of fixed income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the- counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Dividend income and corporate action transactions are recorded on the ex-dividend date, except for certain dividends or corporate actions from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. The Fund may estimate the character of distributions received from Real Estate Investment Trusts (“REITs”).

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a

PAGE 11 ▪ DODGE & COX BALANCED FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements secured by U.S. government and agency securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

¡	Level 1: Quoted prices in active markets for identical securities
¡	Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
¡	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2008:

Valuation Inputs	Investments in Securities
Level 1: Quoted Prices	$15,959,242,305
Level 2: Other Significant Observable Inputs	6,378,990,591
Level 3: Significant Unobservable Inputs	—

Total	$22,338,232,896

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Book/tax differences are primarily due to differing treatments of net short-term realized gain and paydown loss. At June 30, 2008 investments for federal income tax purposes was equal to the cost for financial reporting purposes.

DODGE & COX BALANCED FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS (unaudited)

Distributions for the six months ended June 30, 2008 and for the year ended December 31, 2007 were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2008	Year Ended December 31, 2007
Ordinary income	$352,348,317	$822,777,430
	($1.095 per share)	($2.575 per share)

Long-term capital gain	$428,505,092	$1,595,879,639
	($1.328 per share)	($5.072 per share)

At June 30, 2008, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$2,468,627,680
Unrealized depreciation	(3,239,981,859)

Net unrealized depreciation	(771,354,179)
Undistributed ordinary income	35,550,187
Undistributed long-term capital gain	939,428,523

NOTE 5—COMMITTED LINE OF CREDIT

The Fund participates with the Funds in a $200 million committed credit facility (“Line of Credit”) with State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Interest on borrowings is charged at the prevailing rate. During the period, there were no borrowings on the Line of Credit.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2008, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $4,359,461,855 and $3,541,591,711 respectively. For the six months ended June 30, 2008, purchases and sales of U.S. government securities aggregated $12,650,806 and $2,031,214,621, respectively.

NOTE 7—ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Fund adopted, the Financial Accounting Standards Board (FASB) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. At June 30, 2008, FIN 48 was applied to the period from January 1, 2004 through June 30, 2008, the open tax years subject to regulatory examination. There was no impact to the Fund’s financial statements as a result of applying FIN 48.

PAGE 13 ▪ DODGE & COX BALANCED FUND

FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2008	2007	2006	2005	2004	2003

Net asset value, beginning of period	$81.00	$87.08	$81.34	$79.35	$73.04	$60.75
Income from investment operations:
Net investment income	1.12	2.35	2.21	1.84	1.60	1.66
Net realized and unrealized gain (loss)	(10.21)	(0.78)	8.93	3.31	7.99	12.96

Total from investment operations	(9.09)	1.57	11.14	5.15	9.59	14.62

Distributions to shareholders from:
Net investment income	(1.08)	(2.37)	(2.20)	(1.84)	(1.60)	(1.66)
Net realized gain	(1.34)	(5.28)	(3.20)	(1.32)	(1.68)	(0.67)

Total distributions	(2.42)	(7.65)	(5.40)	(3.16)	(3.28)	(2.33)

Net asset value, end of period	$69.49	$81.00	$87.08	$81.34	$79.35	$73.04

Total return	(11.31)%	1.74%	13.84%	6.59%	13.31%	24.44%
Ratios/supplemental data:
Net assets, end of period (millions)	$22,392	$26,932	$27,458	$23,611	$20,741	$13,196
Ratio of expenses to average net assets	0.53%*	0.53%	0.52%	0.53%	0.54%	0.54%
Ratio of net investment income to average net assets	2.89%*	2.59%	2.52%	2.15%	1.97%	2.40%
Portfolio turnover rate	18%	27%	20%	18%	18%	19%
*	Annualized

See accompanying Notes to Financial Statements

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

DODGE & COX BALANCED FUND ▪ PAGE 14

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (64)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Global Investment Policy Committee (GIPC) (since 2008) and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (56)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of IPC	—
Dana M. Emery (46)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager and member of FIIPC	—
Charles F. Pohl (50)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst and member of IPC, GIPC (since 2008), IIPC (since 2007) and FIIPC	—
Diana S. Strandberg (48)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Portfolio Manager and member of IPC, GIPC (since 2008) and IIPC	—
David H. Longhurst (51)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox (since 2008); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)	—
Thomas M. Mistele (54)	Secretary (Officer since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary and General Counsel of Dodge & Cox	—
Marcia P. Venegas (39)	Chief Compliance Officer (Officer since 2004)	Chief Compliance Officer of Dodge & Cox (since 2005), Compliance Officer of Dodge & Cox (2003-2004)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (68)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (66)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care, Inc. (managed health care) (2004-Present); Director, Metavante Technologies, Inc. (software) (2007 to present); Director, Serena Software, Inc. (software) (2007 to present)
Thomas A. Larsen (58)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (61)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (68)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Fund’s website at www.dodgeandcox.com or calling
1-800-621-3979.

PAGE 15 ▪ DODGE & COX BALANCED FUND

Income Fund

www.dodgeandcox.com

For Fund literature, transactions and account

information, please visit the Funds’ web site.

or write or call:

DODGE & COX FUNDS

c/o Boston Financial Data Services

P.O. Box 8422

Boston, Massachusetts 02266-8422

(800) 621-3979

INVESTMENT MANAGER

Dodge & Cox

555 California Street, 40th Floor

San Francisco, California 94104

(415) 981-1710

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.

This report reflects our views, opinions and portfolio holdings as of June 30, 2008, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

06/08 IF SAR       Printed on recycled paper

2008

Semi-Annual Report

June 30, 2008

Income Fund

ESTABLISHED 1989

TICKER:  DODIX

TO OUR SHAREHOLDERS

The Dodge & Cox Income Fund had a total return of 0.2% for the six months ended June 30, 2008, compared to 1.1% for the Lehman Brothers Aggregate Bond Index (LBAG). Longer-term results can be found on page four. As of June 30, the Fund had net assets of $15.6 billion with a cash position of 1.8%.

MARKET COMMENTARY

The first half of 2008 was challenging in many ways as financial markets were extremely volatile and investor confidence was tenuous. U.S. bond markets were roiled by the unfolding drama of the subprime mortgage-initiated credit crisis, which reached a crescendo of sorts in mid-March with the Federal Reserve and U.S. Treasury-orchestrated takeover of Bear Stearns by JP Morgan. After stabilizing somewhat in April and May, market volatility picked up again in June due to renewed concerns over U.S. housing market weakness, a tighter credit environment, extraordinary increases in energy and other commodity prices, rising global inflation, a declining U.S. dollar, and the effect of these factors on the overall health of the U.S. economy.

The U.S. economy grew over the period, albeit at a very modest pace (1.0% annualized in the first quarter and a preliminary estimate of 1.9% for the second quarter). Areas of economic weakness included a deteriorating labor market and several key measures of consumer confidence and spending. In addition, there were meaningful inflationary pressures: headline CPI rose 5.0% year-over-year versus 2.7% a year ago, driven by rising food prices and record oil prices ($140/barrel). During the period the Federal Reserve lowered the target Fed Funds rate four times to 2.0%; at its June meeting the Fed opted not to take further action, citing rising inflation risks.

In this uncertain environment, U.S. Treasury returns (as measured by the Lehman Treasury Index) continued to outpace other sectors of the bond market. Although Treasuries underperformed Corporates and Government Sponsored Enterprise (GSE)-guaranteed1 Mortgage-Backed Securities (MBS) meaningfully over most of the second quarter, they returned 2.2% over the first half of 2008, versus -0.8% for the Lehman Corporate Index and

1.9% for the Lehman MBS Index. This performance divergence continued a trend that began with the onset of the subprime crisis in July of 2007; since that time the Lehman Treasury Index has returned 10.3%, outpacing the Lehman Corporate Index by a remarkable 7%.

INVESTMENT STRATEGY

The Fund seeks to build a fixed income portfolio with a high and stable rate of current income consistent with the long-term preservation of capital and capital appreciation potential. In this volatile environment, many attractive opportunities exist for those with the patience and discipline to look through the current troubles to the long-term investment opportunity. We believe our long-standing approach, featuring a three-to-five year investment horizon, fundamental analysis of individual securities and focus on valuation, provides the necessary elements to successfully navigate the current environment.

Despite the second quarter’s somewhat better tone, the current bond market environment can still be characterized as risk averse. Bond investors have generally shied away from Corporate bonds and MBS in the past year. As these sectors have substantially underperformed U.S. Treasuries, their valuations—measured by the magnitude of their yield premiums over similar duration2, risk-free U.S. Treasuries—have cheapened dramatically, while Treasury yields remain quite low.

The Fund’s current investment strategy consists of two primary themes: 1) our view that certain Corporate bonds and GSE-guaranteed MBS are attractive long-term investment opportunities in light of their historically high yield premiums, and 2) our belief that U.S. Treasury securities offer low total return potential and reflect a significant safety and liquidity premium that will eventually dissipate. In response, we have found what we believe are attractive long-term investment opportunities within both the Corporate and GSE-guaranteed MBS sectors that capitalize on the near-term uncertainty surrounding them. At the same time, we have reduced the Fund’s investments in U.S. Treasuries because of their poor long-term total return prospects.

Specifically, we made substantial increases to the Fund’s Corporate holdings over the past six months,

PAGE 1 ▪ DODGE & COX INCOME FUND

raising the weighting from 34.6% to 39.5%. We achieved this by adding to many existing holdings, including significant additions to Citigroup, Wachovia, Sprint, HCA, Macy’s and Xerox, and purchasing the debt of SLM Corp.—the parent of student loan lender Sallie Mae—for the first time. We also increased the Fund’s holdings of GSE-guaranteed MBS from 47.4% to 49.4%. We discuss several of the more newsworthy examples in the paragraphs below.

Financial sector holdings Over the past year we have increased the Fund’s bank and finance company holdings by 5.5 percentage points to over 9%, taking advantage of historically low valuations in this sector to invest in the debt of large finance companies and money center banks whose existence and viability are, in our view, critical to the U.S. (and global) banking system. Our focus is on large, difficult-to-replicate franchises with earnings diversification, systemic importance and the proven ability to access the capital markets across a variety of economic scenarios. New positions over the past year include Citigroup, Capital One, SLM Corp. and Wells Fargo; we also increased the Fund’s existing positions of HSBC and Wachovia.

Ford Motor Credit and GMAC investments Together, these holdings comprised 5.5% of the Fund at quarter end. These are challenging times for U.S. automakers given a slower U.S. economy, diminishing market share and rapidly shifting product sales due to significantly higher gas prices. As a result, their finance company subsidiaries are facing difficulties as well, and the extreme pessimism is reflected in their securities’ market prices. Nevertheless, the key tenets of our investment thesis for both companies—asset quality, liquidity and legal separation from potentially troubled parent companies—remain intact. The road will likely continue to be a bumpy one for these two entities, but we believe that they will be able to continue to repay their debt obligations and therefore offer an attractive potential return opportunity.

Investments in GSE-guaranteed MBS We believe that the current environment offers an attractive investment opportunity for bond investors in GSE-guaranteed MBS. In general, MBS offer yield premiums to U.S. Treasuries because the loans underlying them can be prepaid at any time, leading to some uncertainty about the timing of these securities’ cash flows. Currently, due to the concern over the GSEs (Fannie Mae and Freddie Mac) and the mortgage market in general, GSE-guaranteed MBS offer historically wide yield premiums. In addition, a very tight lending environment, stricter underwriting standards and significant declines in home prices have informed our expectations for a slower, more stable prepayment environment for the foreseeable future. The twin attributes of attractive valuations and our expectations for a benign prepayment environment create a compelling investment picture in our view and GSE MBS made up a substantial 49.4% of the Fund at quarter end. We have also changed the composition of the Fund’s MBS holdings with a greater emphasis on higher-coupon MBS, in order to capture more of the benefit of slower prepayment rates.

Substantially all of the Fund’s MBS holdings are backed by a Fannie Mae, Freddie Mac or Ginnie Mae guarantee of timely payment of scheduled principal and interest on the securities, even in the event of delinquent or missed payments on the mortgage loans that underlie them. Recent actions by the U.S. Treasury Department and Congress to temporarily increase Fannie Mae and Freddie Mac’s lines of credit with the government, and allow the U.S. Government to make an equity investment in the companies make this guarantee more secure.1

DURATION POSITIONING

Although many of the Fund’s recent portfolio changes have focused on taking advantage of compelling valuations within the Corporate and MBS sectors, we have not ignored the risk of rising U.S. Treasury rates. Given this risk, we find the absolute level of interest rates—particularly those of U.S. Treasuries—offers poor long-term return prospects in light of continued inflationary pressures. Therefore, we have maintained a defensive posture toward interest rate risk through a significant underweight of U.S. Treasuries (the Fund holds no intermediate or long-term Treasuries) and a shorter overall duration positioning than the LBAG. Despite our defensive positioning vis-à-vis interest rate risk, the Fund still has a substantial yield advantage over the LBAG due to the high yield premiums offered by the

DODGE & COX INCOME FUND ▪ PAGE 2

Fund’s holdings in GSE-guaranteed MBS and Corporate bonds.

IN CLOSING

We remain optimistic about the Fund’s long-term relative return prospects over the coming three to five years, and thank you for your continued confidence in our firm as a shareholder of the Dodge & Cox Income Fund. As always, we welcome your comments and questions.

For the Board of Trustees,

John A. Gunn, Chairman	Dana M. Emery, Senior Vice President

August 7, 2008

[1]	The U.S. Government does not guarantee the Fund’s shares, yield and net asset value. The guarantee does not eliminate market risk.
[2]	Duration is a measure of a bond’s price sensitivity to changes in interest rates.

PERFORMANCE REVIEW

Key Detractors from Results

¡	The Fund’s sector weightings (significant overweight positions in Corporates and GSE-guaranteed MBS and a significant underweight position in U.S. Treasuries) hurt performance.
¡	Several of the Fund’s Corporate holdings—including GMAC, Kaupthing Bank, Sprint Nextel, and Wachovia—performed poorly.

Key Contributors to Results

¡	The Fund’s nominal yield advantage (0.8% annualized, greater than the LBAG at the beginning of the year) resulted in a higher relative level of income.

PAGE 3 ▪ DODGE & COX INCOME FUND

GROWTH OF $10,000 OVER 10 YEARS

FOR AN INVESTMENT MADE ON JUNE 30, 1998

AVERAGE ANNUAL TOTAL RETURN

FOR PERIODS ENDED JUNE 30, 2008

	1 Year	5 Years	10 Years

Dodge & Cox Income Fund	3.69%	3.49%	5.62%
Lehman Brothers Aggregate Bond Index (LBAG)	7.13	3.86	5.68

Past performance does not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Mutual fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s web site at www.dodgeandcox.com or call 1-800-621-3979 for current performance figures.

The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade fixed income securities. Index returns include dividends and/or interest income and, unlike Fund returns, do not reflect fees or expenses.

Lehman Brothers® is a trademark of Lehman Brothers, Inc.

FUND EXPENSE EXAMPLE

As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER MUTUAL FUNDS

Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expense Paid During the Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.

Six Months Ended June 30, 2008	Beginning Account Value 1/1/2008	Ending Account Value 6/30/2008	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,002.30	$2.18
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.68	2.21
*	Expenses are equal to the Fund’s annualized expense ratio of 0.44%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. While other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).

DODGE & COX INCOME FUND ▪ PAGE 4

FUND INFORMATION	June 30, 2008

GENERAL INFORMATION
Net Asset Value Per Share	$12.21
Total Net Assets (billions)	$15.6
30-Day SEC Yield(a)	5.87%
Expense Ratio (1/1/08 to 6/30/08, annualized)	0.44%
Portfolio Turnover Rate (1/1/08 to 6/30/08, unannualized)	10%
Fund Inception	1989
No sales charges or distribution fees

Investment Manager: Dodge & Cox, San Francisco. Managed by the Fixed Income Investment Policy Committee, whose nine members’ average tenure at Dodge & Cox is 14 years.

PORTFOLIO CHARACTERISTICS	Fund	LBAG
Number of Fixed Income Securities	481	9,457
Effective Maturity (years)	6.6	7.4
Effective Duration (years)	3.9	4.7

FIVE LARGEST CORPORATE ISSUERS(c)	Fund
Wachovia Corp.	3.0%
Ford Motor Credit Co.	2.9
GMAC, LLC	2.6
HCA, Inc.	2.4
Time Warner, Inc.	2.3

CREDIT QUALITY(d)	Fund	LBAG
U.S. Government & Government Related	56.4%	70.4%
Aaa	2.5	8.3
Aa	9.2	5.4
A	5.5	8.4
Baa	13.9	7.5
Ba	2.3	0.0
B	6.0	0.0
Caa	2.4	0.0
Cash Equivalents	1.8	0.0

Average Quality	Aa2	Aa1

ASSET ALLOCATION

SECTOR DIVERSIFICATION	Fund	LBAG
U.S. Treasury & Government Related	7.1%	31.8%
Mortgage-Related Securities	49.4	38.8
Asset-Backed Securities/CMBS(b)	2.2	5.8
Corporate	39.5	19.8
Non-Corporate Yankee	0.0	3.8
Cash Equivalents	1.8	0.0

MATURITY DIVERSIFICATION	Fund	LBAG
0-1 Years to Maturity	7.4%	0.0%
1-5	44.4	39.2
5-10	37.9	47.3
10-15	1.2	5.1
15-20	0.9	2.1
20-25	6.3	2.4
25 and Over	1.9	3.9

(a)	SEC yield is an annualization of the Fund’s total net investment income per share for the 30-day period ended on the last day of the month.
(b)	CMBS refers to commercial mortgage-backed securities, which are a component of the LBAG but not currently held by the Fund.
(c)

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security.

(d)

The Fund’s credit quality ratings are from Moody’s Investor Services. If no Moody’s rating is available, the Standard & Poor’s rating is reported. If unrated, the investment manager determines a comparable rating. The LBAG’s credit quality ratings are from Lehman Brothers and reference Moody’s, Standard & Poor’s and Fitch ratings. The LBAG’s methodology for calculating average credit quality differs from that used by the Fund. Applying the LBAG methodology, the Fund’s average credit quality would be Aa3. The credit quality of the investments in the portfolio does not apply to the stability or safety of the Fund or its shares.

PAGE 5 ▪ DODGE & COX INCOME FUND

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2008

FIXED INCOME SECURITIES: 98.2%

	PAR VALUE	VALUE
U.S. TREASURY AND GOVERNMENT RELATED: 7.1%
U.S. TREASURY: 4.3%
U.S. Treasury Notes
3.25%, 8/15/08	$200,125,000	$200,500,234
3.125%, 10/15/08	325,000,000	326,269,450
3.375%, 12/15/08	150,000,000	150,902,400

		677,672,084
GOVERNMENT RELATED: 2.8%
Small Business Administration — 504 Program
Series 91-20K, 8.25%, 11/1/11	130,271	133,335
Series 92-20B, 8.10%, 2/1/12	210,272	214,014
Series 92-20C, 8.20%, 3/1/12	439,266	448,035
Series 92-20D, 8.20%, 4/1/12	303,579	310,208
Series 92-20G, 7.60%, 7/1/12	741,248	753,959
Series 92-20H, 7.40%, 8/1/12	496,415	505,406
Series 92-20I, 7.05%, 9/1/12	532,887	542,514
Series 92-20J, 7.00%, 10/1/12	691,530	704,545
Series 92-20K, 7.55%, 11/1/12	839,823	858,604
Series 92-20L, 7.45%, 12/1/12	421,241	430,917
Series 93-20B, 7.00%, 2/1/13	673,274	685,770
Series 93-20C, 6.50%, 3/1/13	2,149,131	2,185,336
Series 93-20D, 6.75%, 4/1/13	591,948	603,145
Series 93-20E, 6.55%, 5/1/13	2,444,290	2,489,234
Series 93-20F, 6.65%, 6/1/13	834,658	851,025
Series 93-20L, 6.30%, 12/1/13	1,286,779	1,310,588
Series 94-20A, 6.50%, 1/1/14	1,692,975	1,725,527
Series 94-20D, 7.70%, 4/1/14	373,948	386,619
Series 94-20E, 7.75%, 5/1/14	1,460,015	1,505,446
Series 94-20F, 7.60%, 6/1/14	953,519	982,932
Series 94-20G, 8.00%, 7/1/14	661,746	683,038
Series 94-20H, 7.95%, 8/1/14	603,433	623,233
Series 94-20I, 7.85%, 9/1/14	720,181	743,944
Series 94-20K, 8.65%, 11/1/14	569,084	592,580
Series 94-20L, 8.40%, 12/1/14	485,690	505,280
Series 95-20A, 8.50%, 1/1/15	198,108	205,858
Series 95-20C, 8.10%, 3/1/15	527,539	547,537
Series 97-20E, 7.30%, 5/1/17	1,072,358	1,113,095
Series 97-20J, 6.55%, 10/1/17	1,600,347	1,645,404
Series 98-20C, 6.35%, 3/1/18	6,857,309	7,034,381
Series 98-20H, 6.15%, 8/1/18	2,386,145	2,441,944
Series 98-20L, 5.80%, 12/1/18	1,314,909	1,328,638
Series 99-20C, 6.30%, 3/1/19	1,648,530	1,687,770
Series 99-20G, 7.00%, 7/1/19	3,988,535	4,150,326
Series 99-20I, 7.30%, 9/1/19	1,186,284	1,241,765
Series 01-20G, 6.625%, 7/1/21	10,275,972	10,798,453
Series 01-20L, 5.78%, 12/1/21	21,649,391	22,098,016
Series 02-20L, 5.10%, 12/1/22	5,654,339	5,595,690
Series 04-20L, 4.87%, 12/1/24	6,753,615	6,596,396
Series 05-20B, 4.625%, 2/1/25	9,097,280	8,730,499
Series 05-20C, 4.95%, 3/1/25	6,207,972	5,990,022
Series 05-20E, 4.84%, 5/1/25	17,654,798	16,991,625
Series 05-20G, 4.75%, 7/1/25	17,139,194	16,523,337

	PAR VALUE	VALUE
Series 05-20I, 4.76%, 9/1/25	$19,164,311	$18,386,228
Series 06-20A, 5.21%, 1/1/26	19,703,295	19,693,688
Series 06-20B, 5.35%, 2/1/26	5,738,379	5,769,559
Series 06-20C, 5.57%, 3/1/26	29,219,207	29,650,883
Series 06-20G, 6.07%, 7/1/26	51,162,291	53,015,211
Series 06-20J, 5.37%, 10/1/26	16,962,933	17,035,833
Series 06-20L, 5.12%, 12/1/26	13,128,522	12,985,655
Series 07-20A, 5.32%, 1/1/27	27,208,296	27,264,598
Series 07-20C, 5.23%, 3/1/27	41,179,621	40,987,954
Series 07-20D, 5.32%, 4/1/27	41,701,533	41,724,402
Series 07-20G, 5.82%, 7/1/27	29,816,570	30,704,102

		432,714,103

		1,110,386,187
MORTGAGE-RELATED SECURITIES: 49.4%
FEDERAL AGENCY CMO & REMIC: 3.3%
Dept. of Veterans Affairs
Trust 1995-2D 4A, 9.293%, 5/15/25	361,159	392,761
Trust 1997-2Z, 7.50%, 6/15/27	27,434,078	29,424,670
Trust 1998-1 1A, 8.189%, 10/15/27	985,854	1,061,964
Fannie Mae
Trust 1994-72 J, 6.00%, 6/25/23	3,619,378	3,657,936
Trust 1998-58 PX, 6.50%, 9/25/28	2,502,809	2,586,386
Trust 1998-58 PC, 6.50%, 10/25/28	14,744,695	15,309,918
Series 2001-69 PQ, 6.00%, 12/25/31	22,268,777	22,892,815
Trust 2002-33 A1, 7.00%, 6/25/32	5,038,872	5,336,827
Series 2008-24 GD, 6.50%, 3/25/37	51,558,861	52,980,880
Trust 2001-T4 A1, 7.50%, 7/25/41	4,389,219	4,667,584
Trust 2001-T10 A1, 7.00%, 12/25/41	7,020,727	7,350,488
Trust 2002-90 A1, 6.50%, 6/25/42	9,249,390	9,635,303
Trust 2002-W6 2A1, 7.00%, 6/25/42	7,597,089	7,852,719
Trust 2002-W8 A2, 7.00%, 6/25/42	3,992,037	4,215,467
Trust 2003-W2 1A2, 7.00%, 7/25/42	23,982,687	25,445,127
Trust 2003-W4 3A, 7.00%, 10/25/42	7,240,035	7,492,820
Trust 2003-07 A1, 6.50%, 12/25/42	9,736,966	10,128,180
Trust 2003-W1 1A1, 6.50%, 12/25/42	14,732,809	15,029,677
Trust 2003-W1 2A, 7.50%, 12/25/42	6,704,457	6,954,862
Trust 2004-W2 5A, 7.50%, 3/25/44	30,372,348	32,659,456
Trust 2004-W8 3A, 7.50%, 6/25/44	18,620,127	20,038,191
Trust 2005-W1 1A3, 7.00%, 10/25/44	16,836,723	17,815,871
Trust 2001-79 BA, 7.00%, 3/25/45	2,196,295	2,270,877
Trust 2006-W1 1A1, 6.50%, 12/25/45	2,268,187	2,314,633
Trust 2006-W1 1A2, 7.00%, 12/25/45	15,041,610	15,562,396
Trust 2006-W1 1A3, 7.50%, 12/25/45	238,523	248,181
Trust 2006-W1 1A4, 8.00%, 12/25/45	17,617,010	18,582,548
Trust 2007-W10 1A, 6.169%, 8/25/47	100,445,382	100,031,045
Trust 2007-W10 2A, 6.143%, 8/25/47	26,942,063	26,842,183
Freddie Mac
Series 1565 G, 6.00%, 8/15/08	68,934	68,866
Series 1601 PJ, 6.00%, 10/15/08	698,474	697,780
Series 2439 LG, 6.00%, 9/15/30	5,460,999	5,547,588
Series 3312 AB, 6.50%, 6/15/32	31,678,057	32,980,513
Series T-48 1A, 7.092%, 7/25/33	6,721,391	6,916,216

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 6

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2008

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
Ginnie Mae
Series 1999-29 PB, 7.25%, 7/16/28	$1,777,441	$1,818,462

		516,811,190
FEDERAL AGENCY MORTGAGE PASS-THROUGH: 46.0%
Fannie Mae, 10 Year 6.00%, 11/1/16	16,597,799	17,056,272
Fannie Mae, 15 Year
5.50%, 9/1/14-1/1/22	383,955,426	389,514,572
6.00%, 4/1/13-8/1/22	915,734,372	941,040,905
6.50%, 11/1/12-11/1/18	146,891,359	153,265,907
7.00%, 12/1/10-12/1/11	703,500	726,459
7.50%, 11/1/14-8/1/17	14,243,775	14,909,566
Fannie Mae, 20 Year
6.00%, 2/1/28	63,482,557	64,498,080
6.50%, 4/1/19-10/1/24	51,844,751	53,893,507
Fannie Mae, 30 Year
5.00%, 11/1/33-3/1/34	282,442,351	272,474,122
5.50%, 10/1/33-8/1/35	398,496,617	394,740,758
6.00%, 11/1/28-3/1/36	1,223,424,319	1,243,001,315
6.50%, 12/1/32-5/1/38	784,119,861	805,638,633
7.00%, 4/1/32	3,127,981	3,305,368
8.00%, 1/1/12-8/1/22	72,082	75,168
Fannie Mae, Hybrid ARM
3.934%, 10/1/33	19,948,000	19,902,938
4.13%, 12/1/36	29,580,748	29,595,243
4.20%, 9/1/34	15,481,847	15,631,827
4.237%, 1/1/35	15,882,818	15,858,998
4.467%, 7/1/34	18,536,694	18,726,664
4.488%, 1/1/35	45,779,271	46,294,402
4.493%, 1/1/35	12,624,159	12,619,439
4.50%, 6/1/35-7/1/35	22,564,393	22,741,199
4.527%, 8/1/34	21,076,737	21,148,392
4.60%, 10/1/34	17,846,939	18,097,828
4.637%, 8/1/35	18,835,662	18,973,622
4.666%, 1/1/36	32,368,066	32,626,312
4.708%, 8/1/34	4,354,711	4,420,340
4.727%, 7/1/35	14,586,934	14,676,458
4.747%, 7/1/35	15,754,962	15,851,321
4.751%, 10/1/35	26,349,902	26,680,247
4.77%, 11/1/36	20,442,252	20,625,605
4.773%, 8/1/35	45,947,332	46,464,965
4.795%, 1/1/36	26,695,417	26,975,734
4.864%, 12/1/35	17,961,231	18,152,787
4.888%, 10/1/35	14,333,938	14,470,251
4.992%, 4/1/35	24,149,019	24,435,352
4.994%, 9/1/35	18,769,904	18,936,032
5.034%, 7/1/35	114,644,325	115,509,602
5.081%, 7/1/35	15,944,509	16,120,531
5.232%, 1/1/37	27,807,941	28,156,096
5.285%, 11/1/35	16,286,270	16,536,954

	PAR VALUE	VALUE
Fannie Mae, Multifamily DUS
Pool 760744, 4.75%, 3/1/15	13,590,000	13,229,214
Pool 555162, 4.835%, 1/1/13	14,635,450	14,576,789
Pool 555191, 4.866%, 2/1/13	15,300,103	15,242,432
Pool 545892, 5.235%, 10/1/12	43,475,963	43,954,124
Pool 888559, 5.425%, 6/1/17	36,501,824	37,367,204
Pool 888015, 5.549%, 11/1/16	47,818,981	49,823,716
Pool 555172, 5.677%, 12/1/12	2,537,748	2,602,318
Pool 545987, 5.848%, 9/1/12	21,530,020	22,249,830
Pool 545685, 5.931%, 4/1/12	21,951,826	22,685,446
Pool 545708, 6.056%, 5/1/12	2,494,377	2,597,043
Pool 545547, 6.095%, 3/1/12	12,533,176	13,099,824
Pool 545527, 6.114%, 2/1/12	8,835,232	9,175,531
Pool 545209, 6.135%, 10/1/11	23,911,487	24,763,706
Pool 545059, 6.224%, 5/1/11	22,250,876	23,039,583
Pool 545179, 6.253%, 9/1/11	16,734,035	17,390,622
Pool 323822, 6.38%, 7/1/09	1,175,960	1,190,660
Freddie Mac Gold, 10 Year
6.00%, 9/1/16	7,907,065	8,102,082
Freddie Mac Gold, 15 Year
5.50%, 11/1/13-10/1/20	131,953,570	133,714,021
6.00%, 4/1/13-2/1/22	160,580,184	164,604,013
6.50%, 2/1/11-9/1/18	54,471,420	56,745,508
7.00%, 11/1/08-3/1/12	848,461	878,768
Freddie Mac Gold, 20 Year
5.50%, 11/1/23	63,830,190	63,762,492
6.00%, 7/1/25	15,114,715	15,432,153
6.50%, 7/1/21-10/1/26	38,831,502	40,162,209
Freddie Mac Gold, 30 Year
6.00%, 2/1/33-3/1/35	99,939,592	101,623,109
6.50%, 5/1/17-3/1/38	434,791,519	448,158,500
7.00%, 4/1/31	18,729,725	19,850,816
7.90%, 2/17/21	2,260,591	2,438,844
Freddie Mac Gold, Hybrid ARM
3.334%, 9/1/33	72,043,276	71,637,895
4.151%, 1/1/35	14,340,847	14,475,832
4.275%, 3/1/35	8,936,833	8,963,533
4.309%, 8/1/34	10,186,674	10,288,537
4.403%, 9/1/35	28,745,122	28,800,600
4.409%, 1/1/35	110,381,786	111,866,931
4.50%, 4/1/35	7,263,870	7,318,976
4.603%, 4/1/36	31,426,896	31,612,007
4.663%, 8/1/35	14,470,018	14,499,903
4.714%, 8/1/35	17,568,536	17,748,835
4.717%, 2/1/34	55,066,021	55,461,836
4.828%, 2/1/35	10,591,779	10,589,592
4.855%, 1/1/36	20,943,258	21,118,763
4.861%, 10/1/35	19,672,854	19,888,994
5.135%, 1/1/36	61,625,868	62,315,367
5.167%, 5/1/37	25,663,432	25,890,799
5.299%, 1/1/37	28,470,420	28,859,610
5.334%, 7/1/37	67,003,708	67,799,712

PAGE 7 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2008

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
5.457%, 3/1/37	$44,864,047	$45,241,146
5.533%, 4/1/37	61,878,484	62,607,529
5.845%, 8/1/36	24,493,338	24,928,013
5.916%, 1/1/36	18,817,443	19,040,944
Ginnie Mae, 15 Year
7.00%, 4/15/09	57,065	57,261
Ginnie Mae, 30 Year
7.00%, 5/15/28	1,784,165	1,904,762
7.50%, 9/15/17-5/15/25	5,890,462	6,325,340
7.80%, 6/15/20-1/15/21	1,587,800	1,713,496

		7,173,786,541
PRIVATE LABEL CMO & REMIC SECURITIES: 0.1%
GSMPS Mortgage Loan Trust(b)
Series 2004-4 1A4, 8.50%, 6/25/34	11,636,081	12,778,419

		7,703,376,150
ASSET-BACKED SECURITIES: 2.2%
STUDENT LOAN: 2.2%
SLM Student Loan Trust
Series 2008-3 A1, 1.00%, 1/25/14	11,000,000	10,990,485
Series 2007-8 A1, 3.15%, 7/27/15	5,007,737	5,007,937
Series 2006-7 A2, 2.91%, 10/25/16	15,117,580	15,089,208
Series 2006-8 A2, 2.92%, 10/25/16	22,457,769	22,404,881
Series 2005-2 A4, 3.00%, 4/25/17	40,593,490	40,256,779
Series 2007-2 A2, 2.92%, 7/25/17	183,175,000	181,004,321
Series 2007-3 A2, 2.93%, 10/25/17	10,000,000	9,876,856
Series 2006-4 A2, 2.92%, 4/25/18	93,346	93,341
Series 2006-3A 4, 3.00%, 7/25/19	56,000,000	54,696,729

		339,420,537
CORPORATE: 39.5%
FINANCIALS: 13.5%
Bank of America Corp.
5.30%, 3/15/17	105,000,000	96,384,645
8.00%, 12/15/26(a) (callable)	14,615,000	14,799,514
5.625%, 3/8/35(a)	21,450,000	17,466,177
6.625%, 5/23/36(a)	64,470,000	59,430,960
Boston Properties, Inc.
6.25%, 1/15/13	73,002,000	73,804,148
5.625%, 4/15/15	35,160,000	33,554,456
5.00%, 6/1/15	17,444,000	16,045,555
Capital One Financial Corp.
6.75%, 9/15/17	130,225,000	129,721,947
CIGNA Corp.
7.00%, 1/15/11	13,665,000	14,058,456
6.375%, 10/15/11	28,755,000	29,333,781
7.65%, 3/1/23	3,597,000	3,715,709
7.875%, 5/15/27	27,840,000	28,771,278
8.30%, 1/15/33	7,445,000	8,090,958
6.15%, 11/15/36	38,000,000	33,473,136
Citigroup, Inc.
6.125%, 11/21/17	77,115,000	74,007,497
4.385%, 5/15/18	161,000,000	155,353,247

	PAR VALUE	VALUE
Health Net, Inc.
6.375%, 6/1/17	$42,145,000	$36,244,700
HSBC Holdings PLC(c) (United Kingdom)
6.50%, 5/2/36	41,875,000	38,934,035
6.50%, 9/15/37	78,475,000	71,536,554
JPMorgan Chase & Co.(a)
8.75%, 9/1/30	26,480,000	29,159,352
5.875%, 3/15/35	14,625,000	12,067,029
5.85%, 8/1/35	22,090,000	18,145,764
Kaupthing Bank HF(b),(c) (Iceland)
7.125%, 5/19/16	107,308,000	75,620,592
Safeco Corp.
4.875%, 2/1/10	15,225,000	15,115,913
7.25%, 9/1/12	18,122,000	18,832,709
SLM Corp.
8.45%, 6/15/18	124,500,000	119,437,332
Travelers Cos., Inc.
8.125%, 4/15/10	21,575,000	22,632,456
5.00%, 3/15/13	17,118,000	16,684,692
5.50%, 12/1/15	14,152,000	13,968,661
6.25%, 6/20/16	44,360,000	45,183,810
5.75%, 12/15/17	36,040,000	34,980,352
Unum Group
7.625%, 3/1/11	11,496,000	11,937,515
6.85%, 11/15/15(b)	21,150,000	20,993,680
7.19%, 2/1/28	11,640,000	10,163,664
7.25%, 3/15/28	25,730,000	23,547,087
6.75%, 12/15/28	8,005,000	6,909,916
Wachovia Corp.
3.05%, 4/23/12	154,790,000	143,654,253
4.69%, 5/1/13	166,000,000	163,389,650
6.00%, 11/15/17	80,000,000	74,699,280
5.75%, 2/1/18	84,060,000	76,613,545
WellPoint, Inc.
6.375%, 1/15/12	7,662,000	7,838,969
5.00%, 12/15/14	15,685,000	14,717,988
5.25%, 1/15/16	121,540,000	114,235,081
Wells Fargo & Co.
5.625%, 12/11/17	76,035,000	73,567,132

		2,098,823,175
INDUSTRIALS: 22.9%
AT&T, Inc.
8.00%, 11/15/31	160,005,000	183,686,220
Boston Scientific Corp.
5.45%, 6/15/14	51,258,000	47,285,505
6.25%, 11/15/15	15,000,000	14,025,000
6.40%, 6/15/16	60,317,000	56,697,980
Comcast Corp.
5.30%, 1/15/14	75,090,000	72,787,966
5.85%, 11/15/15	24,985,000	24,460,365
5.90%, 3/15/16	41,765,000	40,808,080
6.50%, 1/15/17	42,020,000	42,269,767

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 8

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2008

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
6.30%, 11/15/17	$31,370,000	$31,087,639
5.875%, 2/15/18	61,380,000	59,053,023
Covidien, Ltd.
6.00%, 10/15/17	32,700,000	33,095,441
Cox Communications, Inc.
5.45%, 12/15/14	114,974,000	110,486,105
5.875%, 12/1/16(b)	78,390,000	75,591,869
Dillard’s, Inc.
6.625%, 11/15/08	5,060,000	5,041,025
9.50%, 9/1/09	550,000	559,625
7.85%, 10/1/12	1,900,000	1,767,000
7.13%, 8/1/18	24,015,000	18,401,494
7.75%, 7/15/26	21,666,000	15,328,695
7.75%, 5/15/27	12,903,000	9,128,872
7.00%, 12/1/28	28,825,000	19,601,000
Dow Chemical Co.
4.027%, 9/30/09(b)	54,087,000	53,755,176
6.00%, 10/1/12	9,875,000	10,232,297
7.375%, 11/1/29	48,884,000	51,846,615
Ford Motor Credit Co.(e)
7.375%, 2/1/11	300,248,000	243,656,056
7.25%, 10/25/11	235,750,000	182,697,056
7.80%, 6/1/12	38,625,000	29,872,807
7.00%, 10/1/13	2,070,000	1,524,371
General Electric Co.
5.00%, 2/1/13	31,739,000	31,967,457
GMAC, LLC
6.875%, 9/15/11	403,065,000	277,046,728
6.875%, 8/28/12	43,025,000	29,008,838
8.00%, 11/1/31	155,150,000	100,847,500
HCA, Inc.
8.75%, 9/1/10	54,920,000	55,606,500
7.875%, 2/1/11	54,800,000	53,978,000
6.95%, 5/1/12	147,133,000	139,040,685
6.30%, 10/1/12	32,100,000	28,809,750
6.25%, 2/15/13	39,655,000	34,400,712
6.75%, 7/15/13	29,463,000	25,853,782
5.75%, 3/15/14	28,700,000	23,892,750
6.50%, 2/15/16	19,690,000	16,391,925
Lafarge SA(c) (France)
6.50%, 7/15/16	57,790,000	56,155,176
Liberty Media Corp.
8.50%, 7/15/29	40,589,000	37,546,498
8.25%, 2/1/30	99,237,000	87,778,117
Macy’s, Inc.
7.625%, 8/15/13	7,155,000	7,044,255
7.875%, 7/15/15	53,020,000	53,408,159
7.00%, 2/15/28	29,350,000	24,932,473
6.70%, 9/15/28	20,550,000	16,835,074
6.90%, 4/1/29	31,140,000	26,315,231
6.90%, 1/15/32	33,720,000	27,826,385
6.70%, 7/15/34	60,630,000	50,070,922
6.375%, 3/15/37	1,100,000	847,200

	PAR VALUE	VALUE
Nordstrom, Inc.
6.95%, 3/15/28	$12,620,000	$11,835,806
Sprint Nextel Corp.
6.00%, 12/1/16	73,440,000	63,158,400
6.90%, 5/1/19	16,110,000	14,136,525
6.875%, 11/15/28	24,290,000	20,221,425
Time Warner, Inc.
7.625%, 4/15/31	197,133,000	200,138,490
7.70%, 5/1/32	155,313,000	159,009,915
Wyeth
5.50%, 2/1/14	110,715,000	111,610,131
5.50%, 2/15/16	15,000,000	15,075,555
5.45%, 4/1/17	47,445,000	46,792,774
Xerox Corp.
9.75%, 1/15/09	17,375,000	17,885,304
7.125%, 6/15/10	77,900,000	80,454,341
6.875%, 8/15/11	52,650,000	54,562,406
6.40%, 3/15/16	38,716,000	38,646,272
7.20%, 4/1/16	17,996,000	18,856,137
6.75%, 2/1/17	46,321,000	46,682,906
6.35%, 5/15/18	39,865,000	39,350,741

		3,578,768,294
TRANSPORTATION: 3.1%
Burlington Northern Santa Fe Corp.
4.30%, 7/1/13	7,883,000	7,461,496
4.875%, 1/15/15	7,835,000	7,511,947
7.57%, 1/2/21	21,280,123	22,907,877
8.251%, 1/15/21	6,984,080	7,755,820
5.72%, 1/15/24	28,795,282	28,334,358
5.629%, 4/1/24	40,744,525	40,598,224
5.342%, 4/1/24	9,499,294	9,276,557
5.996%, 4/1/24	51,723,386	51,532,242
CSX Corp.
9.75%, 6/15/20	10,272,000	12,367,221
6.251%, 1/15/23	22,946,000	22,989,197
FedEx Corp.
6.72%, 7/15/23	23,424,120	23,287,140
7.65%, 7/15/24	2,796,980	2,952,860
Norfolk Southern Corp.
7.70%, 5/15/17	29,475,000	32,811,629
9.75%, 6/15/20	14,188,000	17,686,877
Union Pacific Corp.
6.50%, 4/15/12	12,337,000	12,896,619
5.375%, 5/1/14	22,886,000	22,467,713
4.875%, 1/15/15	10,764,000	10,206,489
6.85%, 1/2/19	7,290,304	7,776,318
6.70%, 2/23/19	9,860,248	10,199,412
7.60%, 1/2/20	1,642,399	1,784,028
6.061%, 1/17/23	16,595,502	16,910,520
4.698%, 1/2/24	5,996,903	5,592,660
5.082%, 1/2/29	10,951,582	10,238,289

PAGE 9 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS (unaudited)	June 30, 2008

FIXED INCOME SECURITIES (continued)

	PAR VALUE	VALUE
5.866%, 7/2/30	$61,077,504	$59,707,536
6.176%, 1/2/31	41,423,701	41,635,728

		486,888,757

		6,164,480,226

TOTAL FIXED INCOME SECURITIES (Cost $15,735,473,531)		$15,317,663,100

SHORT-TERM INVESTMENTS: 0.8%
MONEY MARKET FUND: 0.1%
SSgA Prime Money Market Fund	$15,602,668	$15,602,668

REPURCHASE AGREEMENT: 0.8%
Fixed Income Clearing Corporation(d) 2.20%, 7/1/08, maturity value $120,132,341	120,125,000	120,125,000

TOTAL SHORT-TERM INVESTMENTS (Cost $135,727,668)		$135,727,668

TOTAL INVESTMENTS (Cost $15,871,201,199)	99.0%	$15,453,390,768
OTHER ASSETS LESS LIABILITIES	1.0%	152,601,183

NET ASSETS	100.0%	$15,605,991,951

(a)	Cumulative preferred security
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2008, all such securities in total represented $238,739,736 or 1.5% of net assets.

(c)	Security issued by a foreign entity, denominated in U.S. dollars
(d)	Repurchase agreement is collateralized by Freddie Mac 3.25%, 2/19/10. Total collateral value is $122,528,106.
(e)	Subsidiary (see Note below)

Note: Except as noted, investments are grouped by parent company. Actual securities may be issued by the listed parent company or one of its subsidiaries.

ARM: Adjustable Rate Mortgage

CMO: Collateralized Mortgage Obligation

DUS: Delegated Underwriting and Servicing

REMIC: Real Estate Mortgage Investment Conduit

See accompanying Notes to Financial Statements	DODGE & COX INCOME FUND ▪ PAGE 10

STATEMENT OF ASSETS AND LIABILITIES (unaudited)

June 30, 2008
ASSETS:
Investments, at value (cost $15,871,201,199)	$15,453,390,768
Receivable for paydowns on mortgage-backed securities	11,955,561
Receivable for Fund shares sold	31,435,078
Interest receivable	163,670,940
Prepaid expenses and other assets	22,656

15,660,475,003

LIABILITIES:
Payable for investments purchased	12,566,044
Payable for Fund shares redeemed	34,954,218
Management fees payable	5,227,420
Accrued expenses	1,735,370

54,483,052

NET ASSETS	$15,605,991,951

NET ASSETS CONSIST OF:
Paid in capital	$16,108,728,304
Undistributed net investment income	7,050,900
Accumulated undistributed net realized loss on investments	(91,976,822)
Net unrealized depreciation on investments	(417,810,431)

$15,605,991,951

Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	1,277,864,939
Net asset value per share	$12.21

STATEMENT OF OPERATIONS (unaudited)

Period Ended June 30, 2008
INVESTMENT INCOME:
Interest	451,852,275
EXPENSES:
Management fees	32,248,747
Custody and fund accounting fees	189,136
Transfer agent fees	1,897,239
Professional services	58,105
Shareholder reports	524,996
Registration fees	282,834
Trustees’ fees	77,187
Miscellaneous	46,897

35,325,141

NET INVESTMENT INCOME	416,527,134

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss)	15,225,117
Net change in unrealized depreciation	(391,742,605)

Net realized and unrealized loss	(376,517,488)

NET INCREASE IN NET ASSETS FROM OPERATIONS	$40,009,646

STATEMENT OF CHANGES IN NET ASSETS (unaudited)

	Period Ended June 30, 2008	Year Ended December 31, 2007
OPERATIONS:
Net investment income	$416,527,134	$722,120,865
Net realized gain	15,225,117	23,365,130
Net change in unrealized appreciation/depreciation	(391,742,605)	(81,102,429)

Net increase in net assets from operations	40,009,646	664,383,566

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(420,906,555)	(742,086,333)
Net realized gain	—	—

Total distributions	(420,906,555)	(742,086,333)

FUND SHARE TRANSACTIONS:
Proceeds from sale of shares	2,637,499,287	6,536,074,931
Reinvestment of distributions	357,955,700	628,066,510
Cost of shares redeemed	(2,940,955,960)	(3,125,765,674)

Net increase from Fund share transactions	54,499,027	4,038,375,767

Total increase (decrease) in net assets	(326,397,882)	3,960,673,000

NET ASSETS:
Beginning of period	15,932,389,833	11,971,716,833

End of period (including undistributed net investment income of $7,050,900 and $3,485,360, respectively)	$15,605,991,951	$15,932,389,833

SHARE INFORMATION:
Shares sold	210,208,274	519,177,084
Distributions reinvested	29,071,483	50,291,905
Shares redeemed	(234,820,895)	(248,523,160)

Net increase in shares outstanding	4,458,862	320,945,829

PAGE 11 ▪ DODGE & COX INCOME FUND	See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1—ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Significant accounting policies are as follows:

Security valuation The Fund’s net assets are valued as of the close of trading on the New York Stock Exchange (NYSE), generally 4:00 p.m. Eastern Time, each day that the NYSE is open for business. Fixed income securities with original maturities of one year or more are priced on the basis of valuations furnished by pricing services which utilize both dealer-supplied valuations and computerized pricing models. Under certain circumstances, fixed income securities that are not valued by pricing services are temporarily valued by the investment manager utilizing both dealer-supplied valuations and computerized pricing models. Valuations of fixed income securities take into account appropriate factors such as institutional-size trading markets in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter listed prices. Security values are not discounted based on the size of the Fund’s position. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities are valued at amortized cost which approximates current value. All securities held by the Fund are denominated in U.S. dollars.

Security transactions, investment income, expenses, and distributions Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns of mortgage-backed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses are recorded on the accrual basis. Most expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust.

Distributions to shareholders are recorded on the ex-dividend date.

Repurchase agreements The Fund may enter into repurchase agreements secured by U.S. government and agency securities which involve the purchase of securities from a counterparty with a simultaneous commitment to resell the securities at an agreed-upon date and price. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.

NOTE 2—VALUATION MEASUREMENTS

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

¡	Level 1: Quoted prices in active markets for identical securities
¡	Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
¡	Level 3: Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2008:

Valuation Inputs	Investments in Securities
Level 1: Quoted Prices	$693,274,752
Level 2: Other Significant Observable Inputs	14,760,116,016
Level 3: Significant Unobservable Inputs	—

Total	$15,453,390,768

DODGE & COX INCOME FUND ▪ PAGE 12

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 3—RELATED PARTY TRANSACTIONS

Management fees Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays an annual management fee of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.

Fund officers and trustees All officers and three of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.

Indemnification Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 4—INCOME TAX INFORMATION AND DISTRIBUTIONS TO SHAREHOLDERS

A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character.

Book/tax differences are primarily due to differing treatments of net short-term realized gain and paydown loss. At June 30, 2008, the cost of investments for federal income tax purposes was equal to the cost for financial reporting purposes.

Distributions for the six months ended June 30, 2008 and for the year ended December 31, 2007 were characterized as follows for federal income tax purposes:

	Six Months Ended June 30, 2008	Year Ended December 31, 2007
Ordinary income	$420,906,555	$742,086,333
	($0.33 per share)	($0.635 per share)

Long-term capital gain	—	—

At June 30, 2008, the tax basis components of distributable earnings were as follows:

Unrealized appreciation	$128,075,543
Unrealized depreciation	(545,885,974)

Net unrealized depreciation	(417,810,431)
Undistributed ordinary income	7,050,900
Accumulated capital gain*	7,280,156
Capital loss carryforward†	(99,256,978)
*	Represents capital gain realized during the period from January 1, 2008 to June 30, 2008.
†

Represents accumulated capital loss as of December 31, 2007 which may be carried forward to offset the current period accumulated capital gain and future capital gains. The remaining carryforward expires as follows:

Expiring in 2011	$7,283,144
Expiring in 2012	32,528,048
Expiring in 2013	19,963,019
Expiring in 2014	39,482,767

$99,256,978

NOTE 5—COMMITTED LINE OF CREDIT

The Fund participates with the Funds in a $200 million committed credit facility (“Line of Credit”) with State Street Bank and Trust Company to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Interest on borrowings is charged at the prevailing rate. During the period, there were no borrowings on the Line of Credit.

NOTE 6—PURCHASES AND SALES OF INVESTMENTS

For the six months ended June 30, 2008, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,138,408,979 and $102,720,103, respectively. For the six months ended June 30, 2008, purchases and sales of U.S. government securities aggregated $1,193,024,437 and $1,770,338,624, respectively.

NOTE 7—ACCOUNTING PRONOUNCEMENTS

Effective June 29, 2007, the Fund adopted the Financial Accounting Standards Board (FASB) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. At June 30, 2008, FIN 48 was applied to the period from January 1, 2004 through June 30, 2008, the open tax years subject to regulatory examination. There was no impact to the Fund’s financial statements as a result of applying FIN 48.

PAGE 13 ▪ DODGE & COX INCOME FUND

FINANCIAL HIGHLIGHTS (unaudited)

SELECTED DATA AND RATIOS (for a share outstanding throughout each period)	Six Months Ended June 30,	Year Ended December 31,
	2008	2007	2006	2005	2004	2003

Net asset value, beginning of period	$12.51	$12.57	$12.54	$12.84	$12.92	$12.77
Income from investment operations:
Net investment income	0.33	0.63	0.61	0.55	0.54	0.60
Net realized and unrealized gain (loss)	(0.30)	(0.05)	0.04	(0.30)	(0.08)	0.15

Total from investment operations	0.03	0.58	0.65	0.25	0.46	0.75

Distributions to shareholders from:
Net investment income	(0.33)	(0.64)	(0.62)	(0.55)	(0.54)	(0.60)
Net realized gain	—	—	—	—	—	—

Total distributions	(0.33)	(0.64)	(0.62)	(0.55)	(0.54)	(0.60)

Net asset value, end of period	$12.21	$12.51	$12.57	$12.54	$12.84	$12.92

Total return	0.23%	4.68%	5.30%	1.98%	3.64%	5.97%
Ratios/supplemental data:
Net assets, end of period (millions)	$15,606	$15,932	$11,972	$9,610	$7,870	$5,697
Ratio of expenses to average net assets	0.44%*	0.44%	0.44%	0.44%	0.44%	0.45%
Ratio of net investment income to average net assets	5.17%*	5.07%	4.77%	3.99%	3.61%	3.93%
Portfolio turnover rate	10%	27%	30%	24%	30%	41%
*	Annualized

See accompanying Notes to Financial Statements

FUND HOLDINGS

The Fund provides a complete list of its holdings four times each fiscal year, as of the end of each quarter. The lists appear in the Fund’s First Quarter, Semi-Annual, Third Quarter and Annual Reports to shareholders. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by 1-202-942-8090 (direct) or 1-800-732-0330 (general SEC number). A complete list of the Fund’s quarter-end holdings is also available at www.dodgeandcox.com on or about 15 days following each quarter end and remains available on the web site until the list is updated in the subsequent quarter.

PROXY VOTING

For a free copy of the Fund’s proxy voting policies and procedures, please call 1-800-621-3979, visit the Fund’s web site at www.dodgeandcox.com or visit the SEC’s web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is also available at www.dodgeandcox.com or at www.sec.gov.

DODGE & COX INCOME FUND ▪ PAGE 14

DODGE & COX FUNDS—EXECUTIVE OFFICER & TRUSTEE INFORMATION

Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past 5 Years	Other Directorships Held by Trustees
INTERESTED TRUSTEES & OFFICERS
John A. Gunn (64)	Chairman and Trustee (Trustee since 1985)	Chairman (since 2007), Chief Executive Officer (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of Investment Policy Committee (IPC), Global Investment Policy Committee (GIPC) (since 2008) and International Investment Policy Committee (IIPC)	—
Kenneth E. Olivier (56)	President and Trustee (Trustee since 2005)	President (since 2005) and Director of Dodge & Cox, Portfolio Manager and member of IPC	—
Dana M. Emery (46)	Senior Vice President and Trustee (Trustee since 1993)	Executive Vice President (since 2005) and Director of Dodge & Cox, Manager of the Fixed Income Department, Portfolio Manager and member of FIIPC	—
Charles F. Pohl (50)	Senior Vice President (Officer since 2004)	Senior Vice President and Director of Dodge & Cox, Chief Investment Officer (since 2007), Director of Credit Research, Portfolio Manager, Investment Analyst and member of IPC, GIPC (since 2008), IIPC (since 2007) and FIIPC	—
Diana S. Strandberg (48)	Senior Vice President (Officer since 2005)	Vice President of Dodge & Cox, Portfolio Manager and member of IPC, GIPC (since 2008) and IIPC	—
David H. Longhurst (51)	Treasurer (Officer since 2006)	Vice President and Assistant Treasurer of Dodge & Cox (since 2008); Vice President, Treasurer, Controller and Secretary of Safeco Mutual Funds, Safeco Asset Management Company, Safeco Services, Safeco Securities, and Safeco Investment Services (2000-2004)	—
Thomas M. Mistele (54)	Secretary (Officer since 2000)	Chief Operating Officer (since 2004), Director (since 2005), Secretary and General Counsel of Dodge & Cox	—
Marcia P. Venegas (39)	Chief Compliance Officer (Officer since 2004)	Chief Compliance Officer of Dodge & Cox (since 2005), Compliance Officer of Dodge & Cox (2003-2004)	—
INDEPENDENT TRUSTEES
William F. Ausfahl (68)	Trustee (Since 2002)	CFO, The Clorox Co. (1982-1997); Director, The Clorox Co. (1984-1997)	—
L. Dale Crandall (66)	Trustee (Since 1999)	President, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (2000-2002); Senior Vice President—Finance and Administration & CFO, Kaiser Foundation Health Plan, Inc. and Kaiser Foundation Hospitals (1998-2000)	Director, Union BanCal Corporation (bank holding company) and Union Bank of California (commercial bank) (2001-Present); Director, Covad Communications Group (broadband communications services) (2002-Present); Director, Ansell Limited (medical equipment and supplies) (2002-Present); Director, BEA Systems, Inc. (software and programming) (2003-Present); Director, Coventry Health Care, Inc. (managed health care) (2004-Present); Director, Metavante Technologies, Inc. (software) (2007 to present); Director, Serena Software, Inc. (software) (2007 to present)
Thomas A. Larsen (58)	Trustee (Since 2002)	Director in Howard, Rice, Nemerovski, Canady, Falk & Rabkin (law firm)	—
John B. Taylor (61)	Trustee (Since 2005)	Professor of Economics, Stanford University; Senior Fellow, Hoover Institution; Under Secretary for International Affairs, United States Treasury (2001-2005)	—
Will C. Wood (68)	Trustee (Since 1992)	Principal, Kentwood Associates, Financial Advisers	Director, Banco Latinoamericano de Exportaciones S.A. (Latin American foreign trade bank) (1999-Present)

*

The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all five series in the Dodge & Cox Funds complex and serves for an indefinite term.

Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Fund’s website at www.dodgeandcox.com or calling 1-800-621-3979.

PAGE 15 ▪ DODGE & COX INCOME FUND

ITEM 2.	CODE OF ETHICS.

Not applicable for semi-annual report filings.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report filings.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report filings.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Not applicable for semi-annual report filings.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99A)

(a)(3)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ John A. Gunn
John A. Gunn Chairman—Principal Executive Officer

Date	August 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ John A. Gunn
John A. Gunn Chairman—Principal Executive Officer

By	/s/ David H. Longhurst
David H. Longhurst Treasurer—Principal Financial Officer

Date	August 15, 2008